As filed with the SEC on _______________.              Registration No. 2-89558

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6


                         Post-Effective Amendment No. 31


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   PRUCO LIFE
                          VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate space):

     [_] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485
             (date)


     [_] 60 days after filing pursuant to paragraph (a) of Rule 485

     [_] on __________________ pursuant to paragraph (a) of Rule 485
                 (date)

                     CROSS REFERENCE SHEET
                 (as required by Form N-8B-2)

N-8B-2 Item Number          Location
------------------          --------

        1.                  Cover Page

        2.                  Cover Page

        3.                  Not Applicable

        4.                  Sale of the Contract and Sales Commissions

        5.                  Pruco Life Variable Appreciable Account

        6.                  Pruco Life Variable Appreciable Account

        7.                  Not Applicable

        8.                  Not Applicable

        9.                  Litigation

       10. Introduction and Summary; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Contract Date; Premiums; Allocation of Premiums; Transfers; Charges and Expenses; How a Contract's Cash Surrender Value Will Vary; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid; Contract Loans; Lapse and Reinstatement; Options on Lapse; Right to Exchange a Contract for a Fixed-Benefit Insurance Policy; Tax-Qualified Pension Plans; The Fixed-Rate Option; Other General Contract Provisions; Voting Rights; Substitution of Series Fund Shares; Increases in Face Amount; Decreases in Face Amount; The Prudential Series Fund, Inc.

       11.                  Introduction   and  Summary;   Pruco  Life  Variable
                            Appreciable Account

       12. Cover Page; Introduction and Summary; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

       13. Introduction and Summary; The Prudential Series Fund, Inc.; Premiums; Allocation of Premiums; Charges and Expenses; Reductions of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

       14. Introduction and Summary; Requirements for Issuance of a Contract

       15. Introduction and Summary; Premiums; Allocation of Premiums; Dollar Cost Averaging; Transfers; The Fixed Rate Option

N-8B-2 Item Number          Location
------------------          --------

        16.                 Introduction and Summary;  Detailed  Information for
                            Contract Owners

        17. Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid

        18. Pruco Life Variable Appreciable Account; How a Contract's Cash Surrender Value Will Vary

        19.                 Reports to Contract Owners

        20.                 Not Applicable

        21.                 Contract Loans

        22.                 Not Applicable

        23.                 Not Applicable

        24.                 Other General  Contract  Provisions;  The Prudential
                            Series Fund, Inc.

        25.                 Pruco Life Insurance Company;  The Prudential Series
                            Fund, Inc.

        26. Introduction and Summary; The Prudential Series Fund, Inc.; Charges and Expenses

        27.                 Pruco Life Insurance Company;  The Prudential Series
                            Fund, Inc.

        28.                 Pruco Life Insurance Company; Directors and Officers

        29.                 Pruco Life Insurance Company

        30.                 Not Applicable

        31.                 Not Applicable

        32.                 Not Applicable

        33.                 Not Applicable

        34.                 Not Applicable

        35.                 Pruco Life Insurance Company

        36.                 Not Applicable

        37.                 Not Applicable

        38.                 Sale of the Contract and Sales Commissions

        39.                 Sale of the Contract and Sales Commissions

N-8B-2 Item Number          Location
------------------          --------

       40.                  Not Applicable

       41.                  Sale of the Contract and Sales Commissions

       42.                  Not Applicable

       43.                  Not Applicable

       44. Introduction and Summary; The Prudential Series Fund, Inc.; How a Contract's Cash Surrender Value Will Vary; How a Contract's Death Benefit Will Vary

       45.                  Not Applicable

       46.                  Introduction   and  Summary;   Pruco  Life  Variable
                            Appreciable  Account;  The  Prudential  Series Fund,
                            Inc.

       47.                  Pruco  Life  Variable   Appreciable   Account;   The
                            Prudential Series Fund, Inc.

       48.                  Not Applicable

       49.                  Not Applicable

       50.                  Not Applicable

       51.                  Not Applicable

       52.                  Substitution of Series Fund Shares

       53.                  Tax Treatment of Contract Benefits

       54.                  Not Applicable

       55.                  Not Applicable

       56.                  Not Applicable

       57.                  Not Applicable

       58.                  Not Applicable

       59. Financial Statements: Financial Statements of the Variable Appreciable Life Subaccounts of Pruco Life Variable Appreciable Account; Consolidated Financial Statements of Pruco Life Insurance Company and its subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS
May 1, 2002


PRUCO LIFE INSURANCE COMPANY
VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

This prospectus describes two forms of an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") under the name Variable Appreciable Life(R) Insurance. Pruco Life, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The first form of the Contract provides a death benefit that generally remains fixed in an amount you, as the Contract owner, choose and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily and a death benefit that will also vary daily. Under both forms of contract, the death benefit will never be less than the "face amount" of insurance you choose. There is no guaranteed minimum cash surrender value.

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

o Invest in one or more of 13 available subaccounts of the Pruco Life Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):


     Conservative Balanced     Government Income     Natural Resources
     Diversified Bond          High Yield Bond       Small Capitalization Stock
     Equity                    Jennison              Stock Index
     Flexible Managed          Money Market          Value
     Global


o    Invest in the fixed-rate option, which pays a guaranteed interest rate.

o Invest in the Pruco Life Variable Contract Real Property Account (the "Real Property Account"), described in a prospectus attached to this one.

This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                               PROSPECTUS CONTENTS
                                                                           Page
DEFINITIONS OF SPECIAL TERMS..................................................1
USED IN THIS PROSPECTUS.......................................................1
INTRODUCTION AND SUMMARY......................................................2
   Brief Description of the Contract..........................................2
   Charges....................................................................2
   Types of Death Benefit.....................................................4
   Premium Payments...........................................................4
   Lapse and Guarantee Against Lapse..........................................4
GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE
VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACT..................................................5
   Pruco Life Insurance Company...............................................5
   Pruco Life Variable Appreciable Account....................................5
   The Prudential Series Fund, Inc............................................5
   Voting Rights..............................................................8
   The Fixed-Rate Option......................................................8
   The Pruco Life Variable Contract Real Property Account.....................8
   Which Investment Option Should Be Selected?................................8
DETAILED INFORMATION FOR CONTRACT OWNERS......................................9
   Charges and Expenses.......................................................9
   Requirements for Issuance of a Contract...................................13
   Short-Term Cancellation Right or "Free-Look"..............................13
   Contract Forms............................................................13
   Contract Date.............................................................14
   Premiums..................................................................14
   Allocation of Premiums....................................................16
   Dollar Cost Averaging.....................................................16
   Transfers.................................................................16
   Reduction of Charges for Concurrent Sales to Several Individuals..........17
   How a Contract's Cash Surrender Value Will Vary...........................17
   How a Contract's Death Benefit Will Vary..................................18
   When a Contract Becomes Paid-Up...........................................19
   Flexibility as to Payment of Premiums.....................................20
   Surrender of a Contract...................................................20
   Withdrawal of Excess Cash Surrender Value.................................20
   Increases in Face Amount..................................................21
   Decreases in Face Amount..................................................23
   Lapse and Reinstatement...................................................23
   When Proceeds Are Paid....................................................24
   Living Needs Benefit......................................................24
   Illustrations of Cash Surrender Values, Death Benefits, and
   Accumulated Premiums......................................................25
   Contract Loans............................................................26
   Reports to Contract Owners................................................27
   Options on Lapse..........................................................27
   Right to Exchange a Contract for a Fixed-Benefit Insurance Policy.........28
   Sale of the Contract and Sales Commissions................................28
   Tax Treatment of Contract Benefits........................................28
   Tax-Qualified Pension Plans...............................................30
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.......30
   Other General Contract Provisions.........................................30
   Riders....................................................................31
   Substitution of Series Fund Shares........................................31
   State Regulation..........................................................31
   Experts...................................................................32
   Litigation and Regulatory Proceedings.....................................32
   Additional Information....................................................32
   Financial Statements......................................................33

DIRECTORS AND OFFICERS.......................................................34

FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT......................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
AND ITS SUBSIDIARIES.........................................................B1

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

attained age--The insured's age on the Contract date plus the number of Contract years since then.

cash surrender value--The amount payable to the Contract owner upon surrender of the Contract. valueIt is equal to the Contract Fund minus any Contract debt and applicable charges during the first 10 Contract years or 10 years after an increase in the face amount of insurance.

Contract--Pruco Life Variable Appreciable Life Insurance Policy, an individual variable life insurance contract.

Contract anniversary--The same date as the Contract date in each later year.

Contract date--The date the Contract is issued, as specified in the Contract.

Contract debt--The principal amount of all outstanding loans plus any interest we have charged that is not yet due and that we have not yet added to the loan.

Contract Fund--The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner--You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year--A year that starts on the Contract date or on a Contract anniversary.

death benefit--The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount--The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

fixed-rate option--An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

issue age--The insured's age as of the Contract date.

loan value--The maximum amount that a Contract owner may borrow.

Monthly date--The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company--Us, we, our, Pruco Life. The company offering the contract.

Pruco Life Variable Appreciable Account (the "Account")--A separate account of Pruco Life registered as a unit investment trust under the Investment Company Act of 1940.

The Prudential Series Fund, Inc. (the "Series Fund")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

subaccount--An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

us, we, our--Pruco Life Insurance Company ("Pruco Life").

valuation period--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment option--Any of the portfolios available in the Series Fund and/or the Pruco Life Variable Contract Real Property Account.

you--The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

The Variable Appreciable Life Insurance Contract (the "Contract") is issued by Pruco Life Insurance Company ("Pruco Life", "we", "us", or "our"). The Contract is a form of flexible premium variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The Contract Fund is the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon. Contract debt is the principal amount of all outstanding loans plus any interest accrued. You will, however, have to pay a surrender charge if you decide to surrender the Contract during the first 10 Contract years or 10 years after an increase in the face amount of insurance.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 13 available subaccounts, in the fixed-rate option, or in the Real Property Account.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 7. If you select the fixed-rate option, Pruco Life credits your account with a declared rate or rates of interest. You assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may negate any guarantees against lapse (see Lapse and Reinstatement, page 22) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 27.

Charges

We deduct certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life makes additional charges if a Contract lapses or is surrendered during the first 10 Contract years or 10 years after an increase in the face amount of insurance. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Charges and Expenses on page 8. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life may make:

--------------------------------------------------------------------------------
                                 Premium Payment

     o    less a charge for taxes attributable to premiums

     o    less $2 processing fee

     o We deduct a sales charge from the Contract Fund of up to 5% of the portion of the premium remaining after deducting the $2 processing fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Net Premium Amount

     o    To be invested in one or a combination of:

          o    The invested portfolios of the Series Fund

          o    The fixed-rate option

          o    The Real Property Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Daily Charges

     o We deduct management fees and expenses from the Series Fund and, if applicable, from the Real Property assets. See Underlying Portfolio Expenses chart, below, and Pruco Life Variable Contract Real Property Account, page 7.

     o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.60% from assets in the variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Monthly Charges

     o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

     o We reduce the Contract Fund by an administrative charge of up to $2.50 per Contract and up to $0.02 per $1,000 of face amount of insurance.

     o We deduct a charge for anticipated mortality, with the maximum charge based on 1980 CSO Tables.

     o If the Contract includes riders, we deduct rider charges from the Contract Fund.

     o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Possible Charges

     o During the first 10 years or 10 years after an increase in the face amount of insurance, if the Contract lapses or is surrendered, we assess a contingent deferred sales charge. The maximum contingent deferred sales charges are reduced for Contracts that have been in-force for more than five years.

     o During the first 10 years, if the Contract lapses or is surrendered, we assess a contingent deferred administrative charge; this charge begins to decline uniformly after the fifth Contract year so that it
          disappears  on  the  10th  Contract   anniversary.

     o We assess an administrative processing charge equal to the lesser of $15 or 2% for each withdrawal of excess cash surrender value.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Underlying Portfolio Expenses

-------------------------------------------------------------------------------------------------------------
                                                                      Total
                                  Investment                       Contractual
               Portfolio         Advisory Fee    Other Expenses      Expenses         Total Actual Expenses*
-------------------------------------------------------------------------------------------------------------
Conservative Balanced               0.55%             0.03%           0.58%                   0.40%
Diversified Bond                    0.40%             0.04%           0.44%                   0.40%
Equity                              0.45%             0.04%           0.49%                   0.40%
Flexible Managed                    0.60%             0.04%           0.64%                   0.40%
Global                              0.75%             0.09%           0.84%                   0.84%
Government Income                   0.40%             0.07%           0.47%                   0.47%
High Yield Bond                     0.55%             0.05%           0.60%                   0.60%
Jennison                            0.60%             0.18%           0.64%                   0.64%
Money Market                        0.40%             0.03%           0.43%                   0.40%
Natural Resources                   0.45%             0.07%           0.52%                   0.52%
Small Capitalization Stock          0.40%             0.08%           0.48%                   0.48%
Stock Index                         0.35%             0.04%           0.39%                   0.39%
Value                               0.40%             0.04%           0.44%                   0.44%
-------------------------------------------------------------------------------------------------------------

     * Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.40%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the, Conservative Balanced, Diversified Bond, Equity, Flexible Managed, and Money Market Portfolios will not exceed 0.40%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.

Types of Death Benefit


You choose either of two Contract Forms. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance. Under Contract Form A, the death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under Contract Form B, both the death benefit and the cash surrender value will vary with investment experience. However, the death benefit will never be less than the face amount regardless of investment experience. There is no minimum cash surrender value under either form of the Contract. (Unless we specifically state otherwise, all descriptions of and references to the "Contract" apply to both old and new Form A and new Form B Contracts.)


Premium Payments

You have flexibility with respect to the payment of premiums. The Contract sets forth Scheduled Premiums payable annually, semi-annually, quarterly or monthly. But you are generally permitted, within very broad limits, to pay greater than Scheduled Premiums. However, the payment of premiums in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment
Contract for federal income tax purposes. See Premiums, page 13 and Tax Treatment of Contract Benefits, page 27. The net portion of such payments will promptly be invested in the manner you previously selected. Cash surrender values will generally be increased whenever premiums are paid, unless earlier unfavorable investment experience must first be offset. The amount payable upon death under Contract Form B will also, generally, be increased by the payment of premiums.

Lapse and Guarantee Against Lapse

As long as you pay Scheduled Premiums on or before the due dates (or within a 61-day grace period after the scheduled due date) and missed premiums are made up later with interest, the Contract will not lapse, even if investment experience is unfavorable. Thus, the payment of Scheduled Premiums guarantees insurance protection at least equal to the face amount of the Contract. However, the failure to pay a minimum Scheduled Premium will not necessarily result in lapse of the Contract. If the net investment experience has been greater than the 4% assumed net rate of return used by Pruco Life's actuaries in designing this Contract, with a consequent increase in the amount invested under the Contract, and the Contract owner then fails to pay premiums when due, Pruco Life will use the "excess" amount to pay the charges due under the Contract and thus keep the Contract in-force. See Lapse and Reinstatement, page 22. In this case, so long as the excess amount is sufficient, the Contract will not lapse despite the owner's failure to pay Scheduled Premiums.


The amount of the Scheduled Premium, for a specific face amount of insurance, depends upon the insured's sex (except where unisex rates apply), age at issue, and risk classification. The Scheduled Premium cannot be increased until the Contract anniversary after the insured's 65th birthday or, if later, 10 years from the date the Contract is issued. A new, higher Scheduled Premium, called the "second premium amount," is payable after this period. The second premium amount will be stated in each Contract. It is calculated on the assumptions that only Scheduled Premiums have been paid, and they have been paid when due, that maximum mortality charges (covering the cost of insurance for the period in question) and expense charges have been deducted, and that the net investment return upon the amount invested under the Contract has been equal to the 4% assumed net rate of return. If the amount invested under the Contract net of any excess premiums is higher than would be the case if the above conservative assumptions are borne out by experience, premiums after the insured's 65th birthday (or at 10 years after the issue date, if later) will be lower than the second premium amount stated in the Contract (and may or may not be higher than the initial Scheduled Premium).


The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing another contract and you should consult a qualified tax adviser.

This prospectus was only offered in jurisdictions in which the offering was lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, The Prudential Series Fund prospectus and statement of additional information, and the prospectus for the Real Property Account.

  GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACT


Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract or policy.


Pruco Life Variable Appreciable Account

We have established a separate account, the Pruco Life Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 13 subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. We may add additional subaccounts in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contracts and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund portfolios will be met.


Listed below are the available portfolios of the Series Fund and their investment objectives:

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government and collateralized mortgage obligations.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% if its investable assets in high yield/high risk debt securities.

o Jennison Portfolio (formerly Prudential Jennison Portfolio): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Small Capitalization Stock Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the "S&P SmallCap 600 Index") by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, the Stock Index, and the Zero Coupon Bond 2005 Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("DAMI") serves as a sub-adviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. DAMI's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM") serves as a sub-adviser to approximately 25% of the assets of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global, the Jennison and the Natural Resources Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 388 Greenwich Street, New York, New York 10013.

Victory Capital Management, Inc. ("Victory") (formerly Key Asset Management, Inc.) serves as a sub-adviser for approximately 25% of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Charges and Expenses, page 9.


In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1)changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 15. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds are Paid, page 25.

The Pruco Life Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

Which Investment Option Should Be Selected?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Equity, Global, Jennison, Natural Resources, Small Capitalization Stock, Stock Index, or Value Portfolios may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves different investment risks, policies, and programs.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond or Government Income Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the
High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits diversification to your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                    DETAILED INFORMATION FOR CONTRACT OWNERS

Charges and Expenses

This section provides a more detailed description of each charge that is described briefly in the chart on page 2.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, Pruco Life reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice.

All of the charges we make, whether deducted from premiums or from the Contract Fund, are described below:


1. We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, you will incur lower aggregate processing charges than those who pay premiums more frequently. During 2001, 2000, and 1999, Pruco Life received a total of approximately $2,939,000, $2,937,000, and $1,979,000, respectively, in processing charges.


2. We deduct a charge of up to 5% from each premium payment for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. We also deduct 5% of each additional premium, whether scheduled or unscheduled. We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

     For Contracts under which premiums are payable annually, we will charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year, or an increase in the face amount of insurance. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th
     Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

---------------------------------------------------------------------------------------------------------------------
     For Contracts                    The Deferred Sales Charge Will      Which is Equal to the Following Percentage
      Surrendered                      be the Following Percentage                     of the Scheduled
         During                      of One Scheduled Annual Premium          Premiums Due to Date of Surrender
---------------------------------------------------------------------------------------------------------------------
Entire Year 1                                      25%                                       25.00%
Entire Year 2                                      30%                                       15.00%
Entire Year 3                                      35%                                       11.67%
Entire Year 4                                      40%                                       10.00%
Entire Year 5                                      45%                                        9.00%
First 7 Months of Year 6                           45%                                        7.50%
First Month of Year 7                              40%                                        5.71%
First Month of Year 8                              30%                                        3.75%
First Month of Year 9                              20%                                        2.22%
First Month of Year 10                             10%                                        1.00%
First Month of Year 11
       and Thereafter                               0%                                        0.00%
---------------------------------------------------------------------------------------------------------------------

     For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See Premiums, page 13. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

     For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender. During 2001, 2000, and 1999, Pruco Life received a total of approximately $0, $0, and $0, respectively, in sales load charges.

     We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid after total premiums paid under the Contract exceed five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the Account, fixed-rate option, or the Real Property Account, according to your instructions. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase, as explained under Increases in Face Amount on page 20.


3. We deduct a charge from each premium payment for state and local premium-based taxes. This charge is equal to 2.5% of the premium remaining after the $2 processing charge has been deducted. (The 7.5% deduction referred to on page 15 is made up of the 5% sales load charge and the 2.5% premium tax charge.) The premium tax charge is Pruco Life's estimate of the average burden of state taxes generally. The rate applies uniformly to all contract owners without regard to state of residence. State premium tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but in some instances may exceed 5%). Pruco Life may collect more for this charge than it actually pays for premium taxes. During 2001, 2000, and 1999, Pruco Life received a total of approximately $3,656,000, $3,719,000, and $4,125,000, respectively, in charges for payment of state and local premium taxes.

4. On each Monthly date, we reduce the Contract Fund by an expense charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). Currently, this $0.02 per $1,000 charge will not be greater than $2 per month. We currently waive this $0.02 per $1,000 charge for Contracts issued after June 1, 1987 on a Pru-Matic Plan basis. Thus, for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Plan basis, the aggregate amount deducted each year will be $44.40. This charge is to compensate Pruco Life for administrative expenses incurred, among other things, for processing claims, paying cash surrender values, making Contract changes, keeping records, and communicating with Contract owners. We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance. During 2001, 2000, and 1999, Pruco Life received a total of approximately $11,270,000, $13,059,000, and $13,813,000, respectively, in monthly administrative charges.

5. On each Monthly date, we reduce the Contract Fund by a charge of $0.01 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the face amount, provided Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance. During 2001, 2000, and 1999, Pruco Life received a total of approximately $34,000,000, $246,000, and $1,049,000, respectively, for this risk charge.


6. On each Monthly date, we deduct a mortality charge from the Contract Fund to cover anticipated mortality costs. When an insured dies, the amount paid to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges enable Pruco Life to pay this larger death benefit. We determine the charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon: (1)the insured's sex (except where unisex rates apply); (2) current attained age; and (3) the anticipated mortality for that class of persons. The maximum rate that Pruco Life may charge is based upon the 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate to defray anticipated mortality costs for insureds of particular ages. If this occurs, we may make a lower mortality charge for such persons. We reserve the right to charge full mortality charges based on the applicable 1980 CSO Table, and any lower current mortality charges are not applicable to Contracts in-force pursuant to an option on lapse. See Options on Lapse, page 26. If a Contract has a face amount of at least $100,000 and the insured has met strict underwriting requirements so that the Contract is in-force on a "Select Rating" basis for the particular risk classification, current mortality charges for all ages may be lower still.

     Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Pruco Life.


7. We deduct a charge for assuming mortality and expense risks. We deduct daily from the assets of each of the subaccounts of the Account and/or from the subaccount of the Real Property Account relating to this Contract, a percentage of those assets equivalent to an effective annual rate of 0.60%. The mortality risk assumed is that insureds may live for a shorter period of time than Pruco Life estimated. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated. During 2001, 2000, and 1999, Pruco Life received a total of approximately $17,692,000, $19,522,000, and $19,654,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.


8. We deduct an administrative charge of $5 for each $1,000 of face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) upon lapse or surrender of the Contract. This charge is made to cover the costs of: (1) processing applications; (2) conducting medical examinations; (3) determining insurability and the insured's risk class; and (4) establishing records relating to the Contract. However, this charge will not be assessed upon issuance of the Contract, nor will it ever be deducted from any death benefit payable under the Contract. Rather, it will be deducted only if the Contract is surrendered or lapses when it is in default past its days of grace, and even then it will not be deducted at all for Contracts that stay in-force through the end of the Contract's 10th anniversary (later if additional insurance is added after issue). And the charge will be reduced for Contracts that lapse or are surrendered before then but after the Contract's fifth anniversary. Specifically, the charge of $5 per $1,000 will be assessed upon
     surrenders  or  lapses   occurring  on  or  before  the  Contract's   fifth
     anniversary. For each additional full month that the Contract stays in-force on a premium paying basis, this charge is reduced by $0.0833 per $1,000 of initial face amount, so that it disappears on the 10th anniversary. During 2001, 2000, and 1999, Pruco Life received a total of approximately $83,000, $110,000, and $221,000, respectively, from surrendered or lapsed 9. Contracts. Additionally, if a Contract has a face amount of at least $100,000 and was issued on other than a Select Rating basis (see item 6, above), the owner may request that the Contract be reclassified to a Select Rating basis. Requests for reclassification to a Select Rating basis may be subject to an underwriting fee of up to $250, but we currently intend to waive that charge if the reclassification is effected concurrently with an increase in face amount.

9. We deduct an administrative processing charge, in connection with each withdrawal of cash surrender value, which is the lesser of: (a) $15; and
     (b) 2% of each withdrawal amount. See Withdrawal of Excess Cash Surrender Value, page 19.

10. If the Contract includes riders, we make monthly deductions from the Contract Fund for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge.

11. An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


     The total expenses of each portfolio for the year ended December 31, 2001, expressed as a percentage of the average assets during the year, are shown below:

------------------------------------------------------------------------------------------------------------------
                                            Total Portfolio Expenses
------------------------------------------------------------------------------------------------------------------
                                                                                       Total
                                              Investment Advisory                   Contractual    Total Actual
                 Portfolio                            Fee          Other Expenses    Expenses        Expenses*
------------------------------------------------------------------------------------------------------------------
Conservative Balanced                                0.55%             0.03%           0.58%           0.40%
Diversified Bond                                     0.40%             0.04%           0.44%           0.40%
Equity                                               0.45%             0.04%           0.49%           0.40%
Flexible Managed                                     0.60%             0.04%           0.64%           0.40%
Global                                               0.75%             0.09%           0.84%           0.84%
Government Income                                    0.40%             0.07%           0.47%           0.47%
High Yield Bond                                      0.55%             0.05%           0.60%           0.60%
Jennison                                             0.60%             0.18%           0.64%           0.64%
Money Market                                         0.40%             0.03%           0.43%           0.40%
Natural Resources                                    0.45%             0.07%           0.52%           0.52%
Small Capitalization Stock                           0.40%             0.08%           0.48%           0.48%
Stock Index                                          0.35%             0.04%           0.39%           0.39%
Value                                                0.40%             0.04%           0.44%           0.44%
------------------------------------------------------------------------------------------------------------------


     * Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.40%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Conservative Balanced, Diversified Bond, Equity, Flexible Managed, and Money Market Portfolios will not exceed 0.40%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes. We will review the question of a charge to the Account for Pruco Life's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Contracts.

Under current laws, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

Requirements for Issuance of a Contract

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less could apply for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

Short-Term Cancellation Right or "Free-Look"


Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.


Contract Forms

Two forms of the Contract were available. The Scheduled Premium for the Contract was the same for a given insured, regardless of which Contract Form you chose. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See How a Contract's Death Benefit Will Vary, page 17. Favorable investment results on the assets related to the Contract and greater than Scheduled Premiums will generally result in increases in the cash surrender value. See How a Contract's Cash Surrender Value Will Vary, page 16.


Contract Form B also has an initial face amount of insurance but favorable investment performance and greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. The death benefit may be increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See How a Contract's Cash Surrender Value Will Vary, page 16 and How a Contract's Death Benefit Will Vary, page 17. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.


Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid-Up, page 18 and How a Contract's Death Benefit Will Vary, page 17. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item 6 under Charges and Expenses, page 8. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. You should consult your tax adviser and Pruco Life representative before making unscheduled premium payments.


Contract owners of Form A Contracts should note that a withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a Form A Contract owner cannot make withdrawals that would reduce the Contracts face amount below the minimum face amount. Contract owners of Form B Contracts will not incur a surrender charge for a withdrawal and are not restricted if they purchased a minimum size Contract. See Withdrawal of Excess Cash Surrender Value, page 20.


Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. See How a Contract's Death Benefit Will Vary, page 18. Thus, instead of becoming paid-up, the Contract's death benefit will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

Contract Date

The Contract Date will ordinarily be the later of the application date and the medical examination date. Under certain circumstances, we allowed the Contract to be back-dated, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

Premiums

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life both for the additional processing costs (see item 1 under Charges and Expenses, page 9) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See item 4 under Charges and Expenses, page 9. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.


Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the "premium change date"). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract.


The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid. The tables on pages T1 through T4 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

------------------------------------------------------------------------------------------------------

                               $60,000 Face Amount                     $100,000 Face Amount
                      --------------------------------------------------------------------------------

                          Preferred           Standard            Preferred             Standard
------------------------------------------------------------------------------------------------------
Male, age 35
at issue                  $  554.80           $  669.40           $  902.00            $1,093.00
------------------------------------------------------------------------------------------------------

Female, age 45
at issue                  $  698.80           $  787.60           $1,142.00            $1,290.00
------------------------------------------------------------------------------------------------------

Male, age 55
at issue                  $1,556.20           $1,832.20           $2,571.00            $3,031.00
------------------------------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

-------------------------------------------------------------------------------------------------------

                              $60,000 Face Amount                       $100,000 Face Amount
                      ---------------------------------------------------------------------------------

                           Monthly             Annual               Monthly               Annual
-------------------------------------------------------------------------------------------------------
Male, age 35
at issue                   $ 50.00            $ 554.80              $ 80.00              $  902.00
-------------------------------------------------------------------------------------------------------

Female, age 45
at issue                   $ 62.60            $ 698.80              $101.00              $1,142.00
-------------------------------------------------------------------------------------------------------

Male, age 55
at issue                   $136.40            $1,556.20             $224.00              $2,571.00
-------------------------------------------------------------------------------------------------------

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in-force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's attained age at such time. See How a Contract's Death Benefit Will Vary, page 17. The term "Contract Fund" refers generally to the total amount invested under the Contract and is defined under Charges and Expenses on page 8. The term "net single premium," the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary on page 17. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 28.

Allocation of Premiums

The initial premium, after we deduct applicable charges, is allocated among the subaccounts, the fixed-rate option or the Real Property Account on the Contract Date, according to the desired allocation specified in the application form. The invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt at a Home Office. A $2 per payment processing charge and a deduction of up to 7.5% to cover certain charges apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed-rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Dollar Cost Averaging

Under the Dollar Cost Averaging ("DCA") feature, either fixed dollar amounts or a percentage of the amount you designate under the DCA option will be transferred periodically from the DCA Money Market subaccount into other subaccounts available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account and must be a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

Currently, the amount initially designated to DCA must be at least $2,000. This minimum is subject to change at Pruco Life's discretion. Subject to the limitations on premium payments and transfers, you may allocate or transfer amounts to the DCA account after DCA has been established and as long as the DCA account has a positive balance. In addition, if you pay premiums on an annual or semi-annual basis and you have already established DCA, the premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date (i.e. the Contract Date and the same date in each subsequent month), provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of that month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If the Contract has outstanding premium allocation to the DCA account, but the DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

Transfers

If the Contract is not in default, or if the Contract is in-force as variable reduced paid-up insurance (see Options on Lapse, page 26), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a subaccount may be transferred.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see Assignment, page 29, depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option, and (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life may change these limits in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.



The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Reduction of Charges for Concurrent Sales to Several Individuals

We may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)  the number of individuals;

(2) the total amount of premium payments expected to be received from these Contracts;

(3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

(4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and

(5) any other circumstances which we believe to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life on a uniform basis. Pruco Life's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

How a Contract's Cash Surrender Value Will Vary

Your Contract has a cash surrender value which may be obtained while the insured is living by surrender of the Contract. Unlike traditional fixed-benefit whole-life insurance, however, a Contract's cash surrender value is not known in advance because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract Date, the Contract Fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] designated by the owner. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in:

(1) the value of the securities in which the assets of the subaccount[s] have been invested;

(2) the investment performance of the Real Property Account if that option has been selected;

(3)  interest credited on amounts allocated to the fixed-rate option;

(4) the daily asset charge for mortality and expense risk equal to 0.001639% of the assets of the subaccount[s] of the Account; and

(5)  the subaccount of the Real Property Account relating to this Contract.

The Contract Fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Pruco Life will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay Scheduled Premiums when due.

If the net investment return in the selected investment option[s] is greater than 4%, the Contract Fund and cash surrender value for a Form B Contract can be expected to be less than the Contract Fund and cash surrender value for a Form A Contract with identical premiums and investment experience. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance.

The tables on pages T1 through T4 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate Scheduled Premiums payable under those Contracts. Also illustrated is what the death benefit would be under Form B Contracts given the stated assumptions. The tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns.

How a Contract's Death Benefit Will Vary

As described earlier, there are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A) If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, see Requirements for Issuance of a Contract on page 12) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up, page 18. The death benefit does reflect a deduction for the amount of any Contract debt. See Contract Loans, page 25.

(B) If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

     (1)  you paid only Scheduled Premiums;

     (2)  you paid Scheduled Premiums when due;

     (3) your selected investment options earned a net return at a uniform rate of 4% per year;

     (4)  we deducted full mortality charges based upon the 1980 CSO Table;

     (5)  we deducted maximum sales load and expense charges; and

     (6)  there was no Contract debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund
value  is  less  than  the  Tabular   Contract

Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See Contract Loans, page 25. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 20 and Decreases in Face Amount, page 22.

2. Revised Contracts:

Under  the  revised   Contracts   issued  since   September   1986  in  approved
jurisdictions, the death benefit will be calculated as follows:

(A) Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B) Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

-----------------------------------------------------------        -----------------------------------------------------------
                                         Increase in                                                      Increase in
                                          Insurance                                                        Insurance
                                        Amount Per $1                                                    Amount Per $1
                                         Increase in                    Female                            Increase in
      Male           Net Single            Contract                   Attained       Net Single             Contract
  Attained Age        Premium                Fund                        Age           Premium                Fund
-----------------------------------------------------------        -----------------------------------------------------------
        5             .09884                $10.12                         5           .08198                $12.20
       25             .18455                $ 5.42                        25           .15687                $ 6.37
       35             .25596                $ 3.91                        35           .21874                $ 4.57
       55             .47352                $ 2.11                        55           .40746                $ 2.45
       65             .60986                $ 1.64                        65           .54017                $ 1.85
-----------------------------------------------------------        -----------------------------------------------------------

Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 21 and Decreases in Face Amount, page 23.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life will notify the owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See Riders, page
31. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under Charges and Expenses, page 8 ) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

As noted earlier, Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.

Flexibility as to Payment of Premiums

A significant feature of this Contract is that it permits the owner to pay greater than Scheduled Premiums. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is large enough to pay the charges due under the Contract without causing the Contract to lapse. See Lapse and Reinstatement, page 22. In general, we will accept any premium payment if the payment is at least $25. Pruco Life does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year; to refuse to accept premiums once a Contract becomes paid-up; and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two forms of Contract. Greater than scheduled payments under an original version Form A Contract increase the Contract Fund and make it more likely that the Contract will become paid-up. Greater than scheduled payments under an original version Form B Contract increase both the Contract Fund and the death benefit, but it is less likely to become paid-up than a Form A Contract on which the same premiums are paid. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

There may, however, be a disadvantage if you make premium payments substantially in excess of Scheduled Premiums. Such payments may cause the Contract to be classified as a Modified Endowment Contract. The federal income tax laws, discussed more fully under Tax Treatment of Contract Benefits, page 27, may impose an income tax, as well as a penalty tax, upon distributions to contract owners under life insurance contracts that are classified as Modified Endowment Contracts. You should consult your own tax adviser and Pruco Life representative before making a large premium payment.

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value or a fixed reduced paid-up insurance benefit while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be proportionately reduced. The reduction is based upon the face amount of insurance. The Contract's face amount of insurance must be at least equal to the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 12. For paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced. The death benefit immediately after the partial withdrawal must be at least equal to the minimum face amount applicable to the insured's Contract.

To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 27.

Withdrawal of Excess Cash Surrender Value

You may surrender your Contract, in whole or in part, for its cash surrender value. This is available only before the Contract becomes paid up and avoids splitting the Contract into two Contracts. You may make a partial withdrawal only if the following conditions are satisfied. The basic limiting condition is that you may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. (The "tabular cash surrender value" refers to the Tabular Contract Fund Value minus any applicable surrender charges.) But because this excess over the applicable tabular cash surrender value may be made up in part by an outstanding Contract loan, there is a further condition that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make no more than four withdrawals in a Contract year, and there is a fee equal to the lesser of $15 or 2% for each withdrawal. You may only repay an amount withdrawn as a scheduled or unscheduled premium, which is subject to the Contract charges. Upon request, we will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 27.


Whenever a partial withdrawal is made, the death benefit payable will immediately be reduced, generally by the amount of the withdrawal. This will not change the guaranteed minimum amount of insurance under a Form B Contract (i.e., the face amount) or the amount of the Scheduled Premium that will be payable thereafter on such a Contract. Under a Form A Contract, however, the guaranteed minimum amount of insurance will be reduced by the amount of the partial withdrawal. A partial withdrawal will not be permitted under a Form A Contract if it would result in a new face amount less than the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 12. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. Before making any withdrawal which causes a decrease in face amount, you should consult your tax adviser and Pruco Life representative. In addition, the amount of the Scheduled Premiums due thereafter under a Form A Contract will be reduced to reflect the lower face amount of insurance. Since a withdrawal under a Form A Contract may result in a decrease in the face amount of insurance, the Contract Fund may be reduced, not only by the amount withdrawn but also by a proportionate part of any applicable surrender charges, based upon the percentage reduction in face amount. We will send replacement Contract pages showing the new face amount, new tabular values and, if applicable, a new table of surrender charges to owners of a Form A Contract who make a partial withdrawal.


Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, Pruco Life treats withdrawals as a return of premium for purposes of determining whether a lapse has occurred. Withdrawals from paid up Contracts may result in an increased mortality charge.

Increases in Face Amount

You may increase the amount of your insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Pruco Life. An increase in face amount is in many ways similar to the purchase of a second Contract. It differs in the following respects:

     (1) the minimum permissible increase is $25,000, while the minimum for a new Contract was $60,000;

     (2) monthly fees are lower because only a single $2.50 per month administrative charge is made rather than two;

     (3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;

     (4) the monthly expense charge of $0.02 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and

     (5) the Contract will lapse or become paid-up as a unit, unlike the case if two separate Contracts are purchased.

Despite these differences, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may elect to increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

     (1)  You must ask for the increase in writing on an appropriate form;

     (2)  The amount of the increase in face amount must be at least $25,000;

     (3) The insured must supply evidence of insurability for the increase satisfactory to Pruco Life;

     (4) If Pruco Life requests, you must send in the Contract to be suitably endorsed;

     (5) The Contract must be neither paid-up nor in default on the date the increase takes effect;

     (6)  You must pay an appropriate premium at the time of the increase;

     (7) Pruco Life has the right to deny more than one increase in a Contract year; and

     (8) If between the Contract Date and the date that your requested increase in face amount would take effect, Pruco Life has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase.

An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in face amount, Pruco Life will recompute the Contract's Scheduled Premiums, deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. You have a choice, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. There may be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. We will tell you the amount of any required payment. You should also note that an increase in face amount could cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life representative.


Provided the increase is approved, the new insurance will take effect once Pruco Life receives the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company.

We will supply you with pages showing the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects the various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see Other General Contract Provisions, page 29) will run from the effective date of the increase.

Pruco Life will assess, upon lapse or surrender following an increase in face amount, the sum of (a) the deferred sales and administrative charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and administrative charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. Because an increase in face amount triggers new contingent deferred sales and administrative charges, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load, described under item 2 of Charges and Expenses on page 8. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule just described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in face amount should be aware that such an increase will entail sales charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a "free-look" right and a right to convert to a fixed-benefit contract, which will apply only to the increase in face amount, not the entire Contract. These rights are comparable to the rights afforded to the purchaser of a new Contract.

The "free-look" right allows a Contract to be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Charges deducted since the increase will be recomputed as though no increase had been effected. The right to convert the increase in face amount to a fixed-benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.

Decreases in Face Amount

As explained earlier, you may effect a partial surrender of a Contract (see Surrender of a Contract, page 19) or a partial withdrawal of excess cash surrender value (see Withdrawal of Excess Cash Surrender Value, page 19). You also have the option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection without decreasing their current cash surrender value. This will result in a decrease in the amount of future Scheduled Premiums and in the monthly deductions for the cost of insurance. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, Scheduled Premiums, monthly charges, and if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 12. A reduction will not be permitted if it causes the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. Before making any withdrawal which causes a decrease in face amount, you should consult your own tax adviser and Pruco Life representative.

Lapse and Reinstatement

If Scheduled Premiums are paid on or before each due date or within the grace period after each due date, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits on page 27.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, page 26.

When Proceeds Are Paid

We will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend;
(2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in-force as extended term insurance, we expect to pay the cash surrender value promptly upon request. However, we have the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for more than 30 days (or a shorter period if required by applicable law).

Living Needs Benefit


The Living Needs Benefit(SM) is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative as to whether additional options may be available.


Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $60,000 bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $554.80 is paid on each Contract anniversary and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The tables reflect values applicable to both revised and original Contracts. However, these values are not applicable to the original Contracts where the death benefit has been increased to the Contract Fund divided by the net single premium.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the current charges will continue for the indefinite future. Moreover, these tables reflect Pruco Life's current practice of waiving the front-end sales load of 5% after total premiums paid exceeds five scheduled annual premiums. See Charges and Expenses, page 8. The tables also reflect Pruco Life's current practice of increasing the Contract Fund on a percentage basis based on the attained age of the insured. While we do not currently intend to withdraw or modify these reductions in charges or additions to the Contract Fund, we reserve the right to do so.

The third and fourth tables (pages T3 and T4) assume that Form A and Form B Contracts have been purchased, respectively, and the maximum contractual charges have been made from the beginning. Neither reflect the waiver of the front-end sales load nor the monthly additions to the Contract Fund that further reduce the cost of insurance charge.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.49%, and the daily deduction from the Contract Fund of 0.60% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.09%, 2.91%, 6.91% and 10.91%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.49% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex and rating class.

                                  ILLUSTRATIONS

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                        USING CURRENT SCHEDULE OF CHARGES

                                            Death Benefit (2)(3)                              Cash Surrender Value (2)(3)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                         Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross     0% Gross    4% Gross     8% Gross     12% Gross
   Year       Per Year (4)  (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net) (-1.09% Net) (2.91% Net)  (6.91% Net)  (10.91% Net)
  ------     -------------- ------------  -----------  -----------  ------------ ------------ -----------  -----------  ------------
     1           $   577       $60,000      $60,000     $ 60,000      $ 60,000      $     0     $     0     $      0      $      0
     2           $ 1,177       $60,000      $60,000     $ 60,000      $ 60,000      $   226     $   274     $    323      $    375
     3           $ 1,801       $60,000      $60,000     $ 60,000      $ 60,000      $   527     $   621     $    720      $    825
     4           $ 2,450       $60,000      $60,000     $ 60,000      $ 60,000      $   820     $   974     $  1,141      $  1,322
     5           $ 3,125       $60,000      $60,000     $ 60,000      $ 60,000      $ 1,102     $ 1,330     $  1,586      $  1,870
     6           $ 3,827       $60,000      $60,000     $ 60,000      $ 60,000      $ 1,513     $ 1,832     $  2,197      $  2,616
     7           $ 4,557       $60,000      $60,000     $ 60,000      $ 60,000      $ 1,939     $ 2,363     $  2,864      $  3,453
     8           $ 5,317       $60,000      $60,000     $ 60,000      $ 60,000      $ 2,353     $ 2,899     $  3,561      $  4,361
     9           $ 6,106       $60,000      $60,000     $ 60,000      $ 60,000      $ 2,755     $ 3,439     $  4,291      $  5,350
    10           $ 6,927       $60,000      $60,000     $ 60,000      $ 60,000      $ 3,147     $ 3,984     $  5,057      $  6,428
    15           $11,553       $60,000      $60,000     $ 60,000      $ 60,000      $ 4,494     $ 6,416     $  9,258      $ 13,465
    20           $17,182       $60,000      $60,000     $ 60,000      $ 60,000      $ 5,426     $ 8,952     $ 15,035      $ 25,565
    25           $24,029       $60,000      $60,000     $ 60,000      $ 85,622      $ 5,694     $11,400     $ 23,034      $ 46,275
30 (Age 65)      $32,361       $60,000      $60,000     $ 60,000      $132,557      $ 4,924     $13,455     $ 34,384      $ 80,841
    35           $49,748       $60,000      $60,000     $ 74,482      $203,082      $16,904     $21,925     $ 50,556      $137,844
    40           $70,902       $60,000      $60,000     $ 97,318      $310,266      $27,908     $31,137     $ 72,424      $230,900
    45           $96,639       $60,000      $60,000     $126,761      $475,643      $38,160     $41,626     $101,578      $381,152

(1) If premiums are paid more frequently than annually, the initial payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The ultimate payments would be $1,775.20 semi-annually, $897.80 quarterly or $302.60 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4)  For a  hypothetical  gross  investment  return of 0%, the second  Scheduled
     Premium will be $3,399.91.  For a gross return of 4%, the second  Scheduled
     Premium will be $1,842.04. For a gross return of 8%, the second Scheduled Premium will be $554.80. For a gross return of 12%, the second Scheduled Premium will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T1

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                        USING CURRENT SCHEDULE OF CHARGES

                                            Death Benefit (2)(3)                            Cash Surrender Value (2)(3)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                         Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year       Per Year (4)  (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net) (-1.09% Net)  (2.91% Net)  (6.91% Net) (10.91% Net)
  ------     -------------- ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1          $    577       $60,000      $60,016     $ 60,033      $ 60,050      $     0      $     0      $     0     $      0
     2          $  1,177       $60,000      $60,031     $ 60,081      $ 60,132      $   225      $   273      $   322     $    373
     3          $  1,801       $60,000      $60,048     $ 60,147      $ 60,251      $   526      $   619      $   718     $    823
     4          $  2,450       $60,000      $60,066     $ 60,232      $ 60,413      $   818      $   971      $ 1,138     $  1,318
     5          $  3,125       $60,000      $60,086     $ 60,340      $ 60,622      $ 1,100      $ 1,327      $ 1,581     $  1,863
     6          $  3,827       $60,000      $60,137     $ 60,500      $ 60,916      $ 1,511      $ 1,827      $ 2,190     $  2,606
     7          $  4,557       $60,000      $60,193     $ 60,689      $ 61,273      $ 1,936      $ 2,357      $ 2,854     $  3,438
     8          $  5,317       $60,000      $60,254     $ 60,910      $ 61,702      $ 2,350      $ 2,892      $ 3,547     $  4,340
     9          $  6,106       $60,000      $60,322     $ 61,164      $ 62,211      $ 2,752      $ 3,430      $ 4,272     $  5,319
    10          $  6,927       $60,000      $60,398     $ 61,457      $ 62,810      $ 3,143      $ 3,972      $ 5,032     $  6,385
    15          $ 11,553       $60,000      $61,166     $ 63,956      $ 68,075      $ 4,509      $ 6,407      $ 9,197     $ 13,316
    20          $ 17,182       $60,000      $62,460     $ 68,351      $ 78,503      $ 5,465      $ 8,921      $14,812     $ 24,964
    25          $ 24,029       $60,000      $64,663     $ 75,649      $ 97,961      $ 5,761      $11,252      $22,238     $ 44,549
30 (Age 65)     $ 32,361       $60,510      $68,399     $ 87,302      $133,008      $ 5,010      $12,899      $31,802     $ 77,508
    35          $ 51,884       $62,448      $68,227     $ 89,837      $195,651      $16,750      $22,529      $44,139     $132,800
    40          $ 75,637       $63,521      $69,177     $ 97,040      $300,408      $27,131      $32,787      $60,650     $223,563
    45          $104,537       $64,227      $71,826     $111,244      $462,718      $35,966      $43,564      $82,982     $370,794

(1) If premiums are paid more frequently than annually, the initial payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The ultimate payments would be $1,775.20 semi-annually, $897.80 quarterly or $302.60 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4)  For a  hypothetical  gross  investment  return of 0%, the second  Scheduled
     Premium will be $3,401.07.  For a gross return of 4%, the second  Scheduled
     Premium will be $2,221.30. For a gross return of 8%, the second Scheduled Premium will be $554.80. For a gross return of 12%, the second Scheduled Premium will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T2

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                            Death Benefit (2)(3)                             Cash Surrender Value (2)(3)
                            ----------------------------------------------------  --------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                          Annual Investment Return of
  End of      Accumulated   ----------------------------------------------------  --------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross      0% Gross    4% Gross    8% Gross     12% Gross
   Year       Per Year (4)  (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net)  (-1.09% Net) (2.91% Net) (6.91% Net)  (10.91% Net)
  ------     -------------- ------------  -----------  -----------  ------------  ------------ ----------- -----------  ------------
     1          $    577       $60,000      $60,000      $60,000      $ 60,000        $    0     $     0     $     0      $      0
     2          $  1,177       $60,000      $60,000      $60,000      $ 60,000        $  185     $   231     $   279      $    328
     3          $  1,801       $60,000      $60,000      $60,000      $ 60,000        $  460     $   550     $   645      $    746
     4          $  2,450       $60,000      $60,000      $60,000      $ 60,000        $  723     $   869     $ 1,028      $  1,202
     5          $  3,125       $60,000      $60,000      $60,000      $ 60,000        $  970     $ 1,186     $ 1,428      $  1,698
     6          $  3,827       $60,000      $60,000      $60,000      $ 60,000        $1,312     $ 1,611     $ 1,955      $  2,350
     7          $  4,557       $60,000      $60,000      $60,000      $ 60,000        $1,664     $ 2,058     $ 2,524      $  3,075
     8          $  5,317       $60,000      $60,000      $60,000      $ 60,000        $1,996     $ 2,498     $ 3,109      $  3,852
     9          $  6,106       $60,000      $60,000      $60,000      $ 60,000        $2,309     $ 2,931     $ 3,711      $  4,686
    10          $  6,927       $60,000      $60,000      $60,000      $ 60,000        $2,601     $ 3,355     $ 4,328      $  5,582
    15          $ 11,553       $60,000      $60,000      $60,000      $ 60,000        $3,150     $ 4,728     $ 7,108      $ 10,690
    20          $ 17,182       $60,000      $60,000      $60,000      $ 60,000        $2,886     $ 5,514     $10,234      $ 18,658
    25          $ 24,029       $60,000      $60,000      $60,000      $ 60,000        $1,284     $ 5,066     $13,432      $ 31,500
30 (Age 65)     $ 32,361       $60,000      $60,000      $60,000      $ 85,420        $    0     $ 2,288     $16,235      $ 52,094
    35          $ 58,960       $60,000      $60,000      $60,000      $122,416        $3,958     $11,137     $28,064      $ 83,091
    40          $ 91,322       $60,000      $60,000      $60,075      $173,275        $6,104     $18,472     $44,708      $128,951
    45          $130,695       $60,000      $60,000      $83,553      $243,785        $    0     $22,502     $66,954      $195,355

(1) If premiums are paid more frequently than annually, the payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,477.40. for a gross return of 4% the premium after age 65 will be $3,477.40. for a gross return of 8% the premium after age 65 will be $2,226.73. for a gross return of 12% the premium after age 65 will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T3

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                            Death Benefit (2)(3)                             Cash Surrender Value (2)(3)
                            ----------------------------------------------------  --------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                          Annual Investment Return of
  End of      Accumulated   ----------------------------------------------------  --------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross      0% Gross    4% Gross     8% Gross    12% Gross
   Year       Per Year (4)  (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net)  (-1.09% Net) (2.91% Net)  (6.91% Net) (10.91% Net)
  ------     -------------- ------------  -----------  -----------  ------------  ------------ -----------  ----------- ------------
     1          $    577       $60,000      $60,000      $60,013      $ 60,030        $    0     $     0      $     0     $      0
     2          $  1,177       $60,000      $60,000      $60,036      $ 60,085        $  183     $   230      $   278     $    327
     3          $  1,801       $60,000      $60,000      $60,072      $ 60,172        $  459     $   548      $   643     $    743
     4          $  2,450       $60,000      $60,000      $60,120      $ 60,292        $  721     $   866      $ 1,025     $  1,197
     5          $  3,125       $60,000      $60,000      $60,182      $ 60,450        $  967     $ 1,182      $ 1,423     $  1,691
     6          $  3,827       $60,000      $60,000      $60,258      $ 60,649        $1,310     $ 1,607      $ 1,948     $  2,339
     7          $  4,557       $60,000      $60,000      $60,350      $ 60,895        $1,661     $ 2,053      $ 2,515     $  3,060
     8          $  5,317       $60,000      $60,000      $60,459      $ 61,192        $1,993     $ 2,492      $ 3,096     $  3,830
     9          $  6,106       $60,000      $60,000      $60,585      $ 61,546        $2,306     $ 2,924      $ 3,693     $  4,654
    10          $  6,927       $60,000      $60,000      $60,731      $ 61,963        $2,599     $ 3,348      $ 4,306     $  5,538
    15          $ 11,553       $60,000      $60,000      $61,786      $ 65,240        $3,148     $ 4,719      $ 7,027     $ 10,481
    20          $ 17,182       $60,000      $60,000      $63,510      $ 71,379        $2,884     $ 5,503      $ 9,971     $ 17,840
    25          $ 24,029       $60,000      $60,000      $66,056      $ 82,021        $1,281     $ 5,052      $12,644     $ 28,609
30 (Age 65)     $ 32,361       $60,000      $60,000      $69,517      $ 99,598        $    0     $ 2,269      $14,017     $ 44,098
    35          $ 58,960       $60,000      $60,000      $72,204      $117,021        $3,955     $11,094      $26,506     $ 71,324
    40          $ 91,322       $60,000      $60,000      $77,694      $153,188        $6,101     $18,408      $41,304     $114,002
    45          $130,695       $60,000      $60,000      $87,111      $221,243        $    0     $22,391      $58,849     $177,291

(1) If premiums are paid more frequently than annually, the payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,477.40. for a gross return of 4% the premium after age 65 will be $3,477.40. for a gross return of 8% the premium after age 65 will be $2,947.35. for a gross return of 12% the premium after age 65 will be $1,272.04. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T4

Contract Loans

You may borrow from Pruco Life an amount up to the current loan value of your Contract using the Contract as the only security for the loan. The loan value of a Contract is 90% of an amount equal to its Contract Fund, reduced by any charges due upon surrender. However, we will, on a non-contractual basis (contractual in Texas), increase the loan value by permitting you to borrow up to 100% of the portion of the Contract Fund attributable to the fixed-rate option (or any portion of the Contract Fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. The minimum amount that may be borrowed at any one time is $500, unless the loan is used to pay premiums on the Contract. A Contract in default has no loan value.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Pruco Life's consent.


If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2001 ranged from 7.32% to 7.69%.


Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time your Contract debt exceeds your Contract Fund, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Lapse and Reinstatement, page 22 and Tax Treatment of Contract Benefits - Pre-Death Distributions, page 27.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is less than the loan interest rate for the Contract year by no more than 1.5%, rather than with the actual rate of return of the subaccount[s], the fixed-rate option or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate applies.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 27.

Reports to Contract Owners

Once each Contract year (except where the Contract is in-force as fixed extended term insurance), Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each portfolio.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

     Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2. Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See When a Contract Becomes Paid-Up, page 18. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Contract Loans, page 25. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27.

     As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3. Payment of Cash Surrender Value. You can receive the cash surrender value by surrendering the Contract and making a written request in a form that meets Pruco Life's needs. If we receive the request after the 61-day grace period has expired, the cash surrender value will be the net value of any extended term insurance then in-force, or the net value of any reduced paid-up insurance then in-force, less any Contract debt. Surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 27.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed-rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. See Transfers, page 15. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy, as explained above.


Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so.

Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the Scheduled Premiums for the first year, no more than 12% of the Scheduled Premiums for the second, third, and fourth years, no more than 3% of the Scheduled Premiums for the fifth through 10th years, and no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year.

Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in items 5 and 7 under Charges and Expenses, page 8.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.

          o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

          o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     Modified Endowment Contracts.

          o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

          o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.


Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans


You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issue such a Contract with a minimum face amount of $10,000, with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for Contracts issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See Lapse and Reinstatement, page 21. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.


You should consult a qualified tax adviser before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations who purchased a Contract should consult their legal advisers to determine whether a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company or to an employee benefit plan without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. If the insured dies by suicide within two years from the effective date of an increase in the face amount of insurance, we will pay, as to the increase in amount, no more than the sum of the Scheduled Premiums attributable to the increase.

Riders

Contract owners may be able to obtain extra fixed benefits, which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life will have the right to refuse to accept further premiums. See When a Contract Becomes Paid-Up, page 18.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.

Substitution of Series Fund Shares

Although Pruco Life believes it to be unlikely, it is possible that in the Judgement of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the Variable Appreciable Life Subaccounts of the Account as of December 31, 2001 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.


Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.


As of December 31, 2001 Prudential and/or Pruco Life remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.


Additional Information

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W.,

Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

VIVIAN L. BANTA, President, Chairman, and Director - Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999:
Consultant, Individual Financial Services; prior to 1998: Consultant, Morgan Stanley.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

JEAN D. HAMILTON, Director - Executive Vice President, Prudential Institutional since 1998; prior to 1998: President, Diversified Group.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

SHAUN M. BYRNES, Senior Vice President - Senior Vice President, Director of Mutual Funds, Annuities and UITs, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential
Investments;   prior  to  1999:   Vice  President,   Mutual  Funds,   Prudential
Investments.

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

ANDREW J. MAKO, Executive Vice President - Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES  M.  O'CONNOR,  Senior  Vice  President  and  Actuary  -  Vice  President,
Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Prudential Enterprise Financial Management since 2000; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.


                                                  FINANCIAL STATEMENTS OF
                                        THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                                        THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                SUBACCOUNTS
                                                  ------------------------------------------------------------------------

                                                     Money       Diversified                     Flexible     Conservative
                                                     Market          Bond          Equity        Managed        Balanced
                                                   Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                  ------------   ------------   ------------   ------------   ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios at net asset value [Note 3] ....   $349,839,083   $110,731,045   $703,215,510   $955,949,976   $519,655,583
                                                  ------------   ------------   ------------   ------------   ------------
  Net Assets ..................................   $349,839,083   $110,731,045   $703,215,510   $955,949,976   $519,655,583
                                                  ============   ============   ============   ============   ============
NET ASSETS, representing:
  Accumulation units [Note 9] .................   $349,839,083   $110,731,045   $703,215,510   $955,949,976   $519,655,583
                                                  ------------   ------------   ------------   ------------   ------------
                                                  $349,839,083   $110,731,045   $703,215,510   $955,949,976   $519,655,583
                                                  ============   ============   ============   ============   ============
  Units outstanding ...........................    261,935,942     46,789,362    116,535,070    215,067,105    140,725,098
                                                  ============   ============   ============   ============   ============


                                 SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                             A1


                                               SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                                                                            Small
 High Yield       Stock                        Natural                      Government     Prudential    Capitalization
    Bond          Index          Value        Resources        Global         Income        Jennison        Stock
 Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


$123,195,197   $346,036,521   $126,261,132   $ 30,077,398   $149,253,440   $ 12,362,157   $188,382,064   $ 39,942,068
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$123,195,197   $346,036,521   $126,261,132   $ 30,077,398   $149,253,440   $ 12,362,157   $188,382,064   $ 39,942,068
============   ============   ============   ============   ============   ============   ============   ============

$123,195,197   $346,036,521   $126,261,132   $ 30,077,398   $149,253,440   $ 12,362,157   $188,382,064   $ 39,942,068
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$123,195,197   $346,036,521   $126,261,132   $ 30,077,398   $149,253,440   $ 12,362,157   $188,382,064   $ 39,942,068
============   ============   ============   ============   ============   ============   ============   ============
 105,849,938    138,625,056     38,853,389      7,826,745    104,124,371      4,940,930     91,199,469     17,358,041
============   ============   ============   ============   ============   ============   ============   ============


                              SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                                          A2


                                                       FINANCIAL STATEMENTS OF
                                            THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                                             THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                                   SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                              Money                                       Diversified
                                                              Market                                        Bond
                                                             Portfolio                                     Portfolio
                                            --------------------------------------------    ---------------------------------------
                                                2001           2000             1999           2001           2000          1999
                                            ------------    ------------    ------------    -----------    -----------    ---------
INVESTMENT INCOME
  Dividend income .......................   $ 15,473,101    $ 21,923,321    $ 11,957,892    $ 6,380,881    $ 5,176,774    $       0
                                            ------------    ------------    ------------    -----------    -----------    ---------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 4A] ...........................      2,303,740       2,167,079       1,437,464        613,429        488,119      467,557

Reimbursement for excess expenses
  [Note 4D] .............................        (15,258)        (17,693)        (10,332)       (30,105)       (33,239)     (18,429)
                                            ------------    ------------    ------------    -----------    -----------    ---------

NET EXPENSES ............................      2,288,482       2,149,386       1,427,132        583,324        454,880      449,128
                                            ------------    ------------    ------------    -----------    -----------    ---------

NET INVESTMENT INCOME (LOSS) ............     13,184,619      19,773,935      10,530,760      5,797,557      4,721,894     (449,128)
                                            ------------    ------------    ------------    -----------    -----------    ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..              0               0               0              0          9,972      217,355
  Realized gain (loss) on shares redeemed              0               0               0        207,050        197,518       69,374
  Net change in unrealized gain (loss)
    on investments ......................              0               0               0       (193,949)     2,385,205     (831,201)
                                            ------------    ------------    ------------    -----------    -----------    ---------

NET GAIN (LOSS) ON INVESTMENTS ..........              0               0               0         13,101      2,592,695     (544,472)
                                            ------------    ------------    ------------    -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................   $ 13,184,619    $ 19,773,935    $ 10,530,760    $ 5,810,658    $ 7,314,589    $(993,600)
                                            ============    ============    ============    ===========    ===========    =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                 A3

                                                      SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------------

                                                              Flexible                                  Conservative
                   Equity                                     Managed                                      Balanced
                 Portfolio                                   Portfolio                                    Portfolio
-----------------------------------------   ------------------------------------------   ------------------------------------------
    2001            2000         1999           2001           2000           1999          2001            2000          1999
------------    -----------   -----------   ------------   ------------    -----------   ------------    -----------   ------------

$  6,147,094    $15,250,367   $14,415,104   $ 37,245,389   $ 39,776,142    $    53,182   $ 18,119,680    $ 21,005,230   $24,546,800
------------    -----------   -----------   ------------   ------------    -----------   ------------    ------------   -----------




   4,445,708      4,831,399     5,122,283      5,930,666      6,662,208      7,020,385      3,181,724       3,462,486     3,606,639

    (699,934)      (739,884)     (692,806)    (2,404,604)    (2,677,881)    (2,725,324)      (969,399)     (1,119,468)   (1,065,488)
------------    -----------   -----------   ------------   ------------    -----------   ------------     -----------   -----------
   3,745,774      4,091,515     4,429,477      3,526,062      3,984,327      4,295,061      2,212,325       2,343,018     2,541,151
------------    -----------   -----------   ------------   ------------    -----------   ------------     -----------   -----------
   2,401,320     11,158,852     9,985,627     33,719,327     35,791,815     (4,241,879)    15,907,355      18,662,212    22,005,649
------------    -----------   -----------   ------------   ------------    -----------   ------------     -----------   -----------



  39,313,409    133,707,648   101,838,960     14,435,412     15,770,519     13,493,901      5,530,731       4,283,674     3,418,854
  (6,226,455)    12,759,291    30,562,177       (766,904)     9,064,141      8,687,128         25,993       3,922,178     4,164,171

(130,167,379)  (137,457,632)  (45,860,592)  (110,624,014)   (80,774,371)    66,161,585    (34,874,461)    (31,790,718)    7,019,129
------------    -----------   -----------   ------------   ------------    -----------   ------------     -----------   -----------
 (97,080,425)     9,009,307    86,540,545    (96,955,506)   (55,939,711)    88,342,614    (29,317,737)    (23,584,866)   14,602,154
------------    -----------   -----------   ------------   ------------    -----------   ------------     -----------   -----------


$(94,679,105)   $20,168,159   $96,526,172   $(63,236,179)  $(20,147,896)   $84,100,735   $(13,410,382)    $(4,922,654)  $36,607,803
============    ===========   ===========   ============   ============    ===========   ============     ===========   ===========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                A4

                                                       FINANCIAL STATEMENTS OF
                                            THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                                             THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                             SUBACCOUNTS
                                           -----------------------------------------------------------------------------------------

                                                            High Yield                                     Stock
                                                              Bond                                         Index
                                                            Portfolio                                    Portfolio
                                           ------------------------------------------    -------------------------------------------
                                               2001           2000           1999            2001           2000             1999
                                           -----------    ------------    -----------    ------------    ------------    -----------
INVESTMENT INCOME
  Dividend income .......................  $ 9,415,103    $  9,035,452    $   231,604    $  3,533,175    $  3,342,887    $ 3,454,325
                                           -----------    ------------    -----------    ------------    ------------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 4A] ...........................      461,217         462,703        491,069       2,082,296       2,296,284      1,869,495

  Reimbursement for excess expenses
    [Note 4D] ...........................            0               0              0               0               0              0
                                           -----------    ------------    -----------    ------------    ------------    -----------

NET EXPENSES ............................      461,217         462,703        491,069       2,082,296       2,296,284      1,869,495
                                           -----------    ------------    -----------    ------------    ------------    -----------

NET INVESTMENT INCOME (LOSS) ............    8,953,886       8,572,749       (259,465)      1,450,879       1,046,603      1,584,830
                                           -----------    ------------    -----------    ------------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..            0               0              0      20,100,170      13,128,272      4,290,756
  Realized gain (loss) on shares redeemed   (1,309,365)       (666,603)      (829,891)    (10,468,125)     10,510,388     15,770,959
  Net change in unrealized gain (loss) on
    investments .........................   (8,079,289)    (14,601,384)     4,361,938     (59,008,116)    (63,495,247)    36,090,405
                                           -----------    ------------    -----------    ------------    ------------    -----------

NET GAIN (LOSS) ON INVESTMENTS ..........   (9,388,654)    (15,267,987)     3,532,047     (49,376,071)    (39,856,587)    56,152,120
                                           -----------    ------------    -----------    ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................  $  (434,768)   $ (6,695,238)   $ 3,272,582    $(47,925,192)   $(38,809,984)   $57,736,950
                                           ===========    ============    ===========    ============    ============    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                 A5

                                                       SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                             Natural
                  Value                                     Resources                                     Global
                Portfolio                                   Portfolio                                    Portfolio
---------------------------------------     ----------------------------------------     ------------------------------------------
    2001          2000         1999             2001          2000           1999            2001           2000           1999
-----------   -----------   -----------     -----------    ----------     ----------     ------------    ------------   -----------


$ 1,904,411   $ 2,310,478   $ 2,352,951     $   815,100    $  379,227     $  139,023     $    563,568    $  1,450,526   $   582,037
-----------   -----------   -----------     -----------    ----------     ----------     ------------    ------------   -----------




    721,077       604,613       611,129         187,649       158,545        120,170          956,939       1,182,883       794,369

          0             0             0               0             0              0                0               0
-----------   -----------   -----------     -----------    ----------     ----------     ------------    ------------   -----------
    721,077       604,613       611,129         187,649       158,545        120,170          956,939       1,182,883       794,369
-----------   -----------   -----------     -----------    ----------     ----------     ------------    ------------   -----------
  1,183,334     1,705,865     1,741,822         627,451       220,682         18,853         (393,371)        267,643      (212,332)
-----------   -----------   -----------     -----------    ----------     ----------     ------------    ------------   -----------



 11,274,676     8,208,818    11,452,953       2,160,269             0              0       36,932,786      12,714,275     1,020,553
 (2,902,326)      235,309     2,443,128         483,540       295,040       (463,855)     (44,447,974)     14,596,534    14,965,295

(12,867,316)    5,167,691    (4,214,000)     (7,078,448)    8,105,009      7,825,406      (24,049,939)    (65,229,412)   45,405,939
-----------   -----------   -----------     -----------    ----------     ----------     ------------    ------------   -----------
 (4,494,966)   13,611,818     9,682,081      (4,434,639)    8,400,049      7,361,551      (31,565,127)    (37,918,603)   61,391,787
-----------   -----------   -----------     -----------    ----------     ----------     ------------    ------------   -----------



$(3,311,632)  $15,317,683   $11,423,903     $(3,807,188)   $8,620,731     $7,380,404     $(31,958,498)   $(37,650,960)  $61,179,455
===========   ===========   ===========     ===========    ==========     ==========     ============    ============   ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                 A6

                                                       FINANCIAL STATEMENTS OF
                                            THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                                             THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                              SUBACCOUNTS
                                              -------------------------------------------------------------------------------------


                                                                                                        Prudential
                                                       Government Income                                Jennison
                                                          Portfolio                                     Portfolio
                                              ---------------------------------        --------------------------------------------
                                                2001        2000        1999               2001           2000             1999
                                              --------   ----------   ---------        ------------    ------------    ------------
INVESTMENT INCOME
  Dividend income ..........................  $639,983   $  669,345   $       0        $    328,013    $    153,030    $    187,237
                                              --------   ----------   ---------        ------------    ------------    ------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
   [Note 4A] ...............................    63,347       52,434      59,622           1,154,010       1,333,546         641,227
  Reimbursement for excess expenses
    [Note 4D] ..............................         0            0           0                   0               0               0
                                              --------   ----------   ---------        ------------    ------------    ------------

NET EXPENSES ...............................    63,347       52,434      59,622           1,154,010       1,333,546         641,227
                                              --------   ----------   ---------        ------------    ------------    ------------

NET INVESTMENT INCOME (LOSS) ...............   576,636      616,911     (59,622)           (825,997)     (1,180,516)       (453,900)
                                              --------   ----------   ---------        ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .....         0       24,944           0           1,880,687      30,686,678       6,522,518
  Realized gain (loss) on shares
    redeemed ...............................    36,599       44,983      35,517         (30,303,947)      2,706,746       6,738,415
  Net change in unrealized gain (loss) on
    investments ............................   120,708      318,275    (311,189)        (12,056,705)    (81,921,624)     29,898,188
                                              --------   ----------   ---------        ------------    ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS .............   157,307      388,202    (275,672)        (40,479,965)    (48,528,200)     43,159,121
                                              --------   ----------   ---------        ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...............................  $733,943   $1,005,113   $(335,294)       $(41,305,962)   $(49,708,716)   $ 42,705,221
                                              ========   ==========   =========        ============    ============    ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                 A7

-------------------------------------------
                  Small
              Capitalization
                  Stock
                Portfolio
------------------------------------------
   2001            2000         1999
-----------    -----------    -----------


$   186,989    $   153,412    $         0
-----------    -----------    -----------




    217,360        176,766        126,214

          0              0              0
-----------    -----------    -----------
    217,360        176,766        126,214
-----------    -----------    -----------

    (30,371)       (23,354)      (126,214)
-----------    -----------    -----------



  4,837,912      1,528,426        389,215

    (58,755)        68,742        (52,227)

 (2,905,868)     1,740,263      2,341,904
-----------    -----------    -----------
  1,873,289      3,337,431      2,678,892
-----------    -----------    -----------



$ 1,842,918    $ 3,314,077    $ 2,552,678
===========    ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A8

                                                       FINANCIAL STATEMENTS OF
                                            THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                                             THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                                SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------

                                                           Money                                         Diversified
                                                           Market                                           Bond
                                                          Portfolio                                       Portfolio
                                         ------------------------------------------       -----------------------------------------
                                             2001           2000           1999               2001           2000          1999
                                         ------------   ------------   ------------       ------------   -----------    -----------
OPERATIONS
  Net investment income (loss) .......   $ 13,184,619   $ 19,773,935   $ 10,530,760       $  5,797,557   $ 4,721,894    $  (449,128)
  Capital gains distributions received              0              0              0                  0         9,972        217,355
  Realized gain (loss) on shares
    redeemed .........................              0              0              0            207,050       197,518         69,374
  Net change in unrealized gain (loss)
    on investments ...................              0              0              0           (193,949)    2,385,205       (831,201)
                                         ------------   ------------   ------------       ------------   -----------    -----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ....................     13,184,619     19,773,935     10,530,760          5,810,658     7,314,589       (993,600)
                                         ------------   ------------   ------------       ------------   -----------    -----------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ........     34,096,846     46,510,902    291,867,279         10,765,650    11,819,293      9,213,218
  Policy Loans .......................     (1,844,612)    (7,829,678)    (4,003,912)        (2,000,490)   (1,659,052)    (1,646,549)
  Policy Loan Repayments and
    Interest .........................      2,013,475      3,136,456      3,688,681          1,891,514     1,668,688      1,939,244
  Surrenders, Withdrawals and Death
    Benefits .........................     (4,832,020)    (4,229,392)    (3,216,419)        (3,549,654)   (5,010,626)    (3,977,332)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .    (57,159,116)   (26,777,857)   (68,358,175)        12,509,096     2,592,035        (41,084)
  Administrative and Other Charges ...    (10,238,244)    (8,721,658)    (6,681,729)        (5,385,962)   (4,043,988)    (3,374,192)
                                         ------------   ------------   ------------       ------------   -----------    -----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS .......................    (37,963,671)     2,088,773    213,295,725         14,230,154     5,366,350      2,113,305
                                         ------------   ------------   ------------       ------------   -----------    -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ......................    (24,779,052)    21,862,708    223,826,485         20,040,812    12,680,939      1,119,705

NET ASSETS
  Beginning of year ..................    374,618,135    352,755,427    128,928,942         90,690,233    78,009,294     76,889,589
                                         ------------   ------------   ------------       ------------   -----------    -----------
  End of year ........................   $349,839,083   $374,618,135   $352,755,427       $110,731,045   $90,690,233    $78,009,294
                                         ============   ============   ============       ============   ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                 A9

                                                       SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                               Flexible                                 Conservative
                 Equity                                        Managed                                    Balanced
                Portfolio                                     Portfolio                                   Portfolio
----------------------------------------   ----------------------------------------------  ----------------------------------------
   2001           2000          1999            2001            2000           1999           2001          2000          1999
------------  ------------  ------------   --------------  --------------  --------------  ------------  ------------  ------------

$  2,401,320  $ 11,158,852  $  9,985,627   $   33,719,327  $   35,791,815  $   (4,241,879) $ 15,907,355  $ 18,662,212  $ 22,005,649
  39,313,409   133,707,648   101,838,960       14,435,412      15,770,519      13,493,901     5,530,731     4,283,674     3,418,854

  (6,226,455)   12,759,291    30,562,177         (766,904)      9,064,141       8,687,128        25,993     3,922,178     4,164,171

(130,167,379) (137,457,632)  (45,860,592)    (110,624,014)    (80,774,371)     66,161,585   (34,874,461)  (31,790,718)    7,019,129
------------  ------------  ------------   --------------  --------------  --------------  ------------  ------------  ------------



 (94,679,105)   20,168,159    96,526,172      (63,236,179)    (20,147,896)     84,100,735   (13,410,382)  (4,922,654)    36,607,803
------------  ------------  ------------   --------------  --------------  --------------  ------------  ------------  ------------


  43,770,604    42,565,304    21,967,601       58,453,601      57,932,122      25,375,491    32,824,176    34,130,144    16,841,992
 (19,253,604)  (22,807,204)  (25,270,787)     (23,789,039)    (30,334,158)    (31,546,845)  (10,623,760)  (12,325,683)  (13,483,060)

  18,129,785    18,961,480    22,439,687       25,512,897      25,376,705      32,238,484    11,547,769    11,313,927    12,607,451

 (40,359,889)  (39,941,255)  (35,567,708)     (59,975,699)    (57,164,266)    (53,970,161)  (32,447,245)  (28,790,357)  (25,211,828)

  (3,591,944)  (35,007,754)  (31,481,752)     (11,956,088)    (49,024,693)    (28,719,869)   (6,415,659)  (25,008,238)  (11,980,279)
 (25,330,797)  (24,831,927)  (25,189,715)     (35,582,374)    (36,333,319)    (37,896,636)  (20,090,769)  (20,379,353)  (20,727,360)
------------  ------------  ------------   --------------  --------------  --------------  ------------  ------------  ------------





 (26,635,845)  (61,061,356)  (73,102,674)     (47,336,702)    (89,547,609)    (94,519,536)  (25,205,488)  (41,059,560)  (41,953,084)
------------  ------------  ------------   --------------  --------------  --------------  ------------  ------------  ------------


(121,314,950) (40,893,197)    23,423,498     (110,572,881)   (109,695,505)    (10,418,801)  (38,615,870)  (45,982,214)  (5,345,281)


 824,530,460   865,423,657   842,000,159    1,066,522,857   1,176,218,362   1,186,637,163   558,271,453   604,253,667   609,598,948
------------  ------------  ------------   --------------  --------------  --------------  ------------  ------------  ------------
$703,215,510  $824,530,460  $865,423,657   $  955,949,976  $1,066,522,857  $1,176,218,362  $519,655,583  $558,271,453  $604,253,667
============  ============  ============   ==============  ==============  ==============  ============  ============  ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                 A10


                                                       FINANCIAL STATEMENTS OF
                                            THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                                             THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                             SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                             High Yield                                    Stock
                                                               Bond                                        Index
                                                             Portfolio                                   Portfolio
                                            -----------------------------------------    ------------------------------------------
                                                 2001          2000          1999           2001            2000          1999
                                            ------------   ------------   -----------    ------------   ------------   ------------
OPERATIONS
  Net investment income (loss) ..........   $  8,953,886   $  8,572,749   $  (259,465)   $  1,450,879   $  1,046,603   $  1,584,830
  Capital gains distributions received ..              0              0             0      20,100,170     13,128,272      4,290,756
  Realized gain (loss) on shares redeemed     (1,309,365)      (666,603)     (829,891)    (10,468,125)    10,510,388     15,770,959
  Net change in unrealized gain (loss)
    on investments ......................     (8,079,289)   (14,601,384)    4,361,938     (59,008,116)   (63,495,247)    36,090,405
                                            ------------   ------------   -----------    ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS .......................       (434,768)    (6,695,238)    3,272,582     (47,925,192)   (38,809,984)    57,736,950
                                            ------------   ------------   -----------    ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ...........      5,748,119      5,464,094     3,691,424      47,538,467     49,900,843     34,027,403
  Policy Loans ..........................     (1,104,797)      (752,193)     (901,124)     (5,875,496)    (8,469,839)    (9,143,580)
  Policy Loan Repayments and Interest ...      1,375,264        800,641       942,474       4,712,003      4,230,885      8,218,322
  Surrenders, Withdrawals and Death
    Benefits ............................     (2,936,697)    (1,963,376)   (1,587,661)    (12,718,992)   (12,956,007)   (12,349,782)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....     50,092,008     (2,546,985)   (1,433,615)      4,575,382     25,759,714     50,141,104
  Administrative and Other Charges ......     (2,676,253)    (2,336,359)   (2,332,129)    (18,772,036)   (16,977,972)   (12,115,753)
                                            ------------   ------------   -----------    ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ..........................     50,497,644     (1,334,178)   (1,620,631)     19,459,328     41,487,624     58,777,714
                                            ------------   ------------   -----------    ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS .........................     50,062,876     (8,029,416)    1,651,951     (28,465,864)     2,677,640    116,514,664

NET ASSETS
  Beginning of year .....................     73,132,321     81,161,737    79,509,786     374,502,385    371,824,745    255,310,081
                                            ------------   ------------   -----------    ------------   ------------   ------------
  End of year ...........................   $123,195,197   $ 73,132,321   $81,161,737    $346,036,521   $374,502,385   $371,824,745
                                            ============   ============   ===========    ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                 A11

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                              Natural
                   Value                                     Resources                                    Global
                 Portfolio                                   Portfolio                                   Portfolio
------------------------------------------    ---------------------------------------    ------------------------------------------
    2001           2000           1999           2001          2000          1999            2001           2000           1999
------------   ------------   ------------    -----------   -----------   -----------    ------------   ------------   ------------

$  1,183,334   $  1,705,865   $  1,741,822    $   627,451   $   220,682   $    18,853    $   (393,371)  $    267,643   $   (212,332)
  11,274,676      8,208,818     11,452,953      2,160,269             0             0      36,932,786     12,714,275      1,020,553
  (2,902,326)       235,309      2,443,128        483,540       295,040      (463,855)    (44,447,974)    14,596,534     14,965,295

 (12,867,316)     5,167,691     (4,214,000)    (7,078,448)    8,105,009     7,825,406     (24,049,939)   (65,229,412)    45,405,939
------------   ------------   ------------    -----------   -----------   -----------    ------------   ------------   ------------



  (3,311,632)    15,317,683     11,423,903     (3,807,188)    8,620,731     7,380,404     (31,958,498)   (37,650,960)    61,179,455
------------   ------------   ------------    -----------   -----------   -----------    ------------   ------------   ------------


  15,257,589     14,251,719      9,746,539      1,449,923     1,174,858       506,781      14,451,309     14,739,398      5,006,744
  (3,022,720)    (2,633,185)    (2,784,001)    (1,080,627)     (828,971)     (606,615)     (1,522,307)    (2,428,695)    (1,079,045)
   2,259,240      2,009,559      2,348,262        776,344       663,004       886,419       1,227,073      1,151,064        818,588

  (7,485,893)    (4,276,845)    (4,314,358)    (1,366,726)   (1,054,810)   (1,100,956)     (3,702,751)    (2,853,578)    (1,254,030)

  10,239,151     (2,866,084)    (7,934,532)     1,723,480     2,895,531    (1,640,963)     (1,547,184)    22,758,745     40,973,920
  (7,116,533)    (5,322,042)    (4,541,664)      (954,864)     (771,337)     (660,509)     (5,943,139)    (5,024,811)    (2,371,271)
------------   ------------   ------------    -----------   -----------   -----------    ------------   ------------   ------------





  10,130,834      1,163,122     (7,479,754)       547,530     2,078,275    (2,615,843)      2,963,001     28,342,123     42,094,906
------------   ------------   ------------    -----------   -----------   -----------    ------------   ------------   ------------


   6,819,202     16,480,805      3,944,149     (3,259,658)   10,699,006     4,764,561     (28,995,497)    (9,308,837)   103,274,361


 119,441,930    102,961,125     99,016,976     33,337,056    22,638,050    17,873,489     178,248,937    187,557,774     84,283,413
------------   ------------   ------------    -----------   -----------   -----------    ------------   ------------   ------------
$126,261,132   $119,441,930   $102,961,125    $30,077,398   $33,337,056   $22,638,050    $149,253,440   $178,248,937   $187,557,774
============   ============   ============    ===========   ===========   ===========    ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                 A12


                                                       FINANCIAL STATEMENTS OF
                                            THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                                             THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                             SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                                                                        Prudential
                                                        Government Income                                Jennison
                                                           Portfolio                                     Portfolio
                                            ---------------------------------------      ------------------------------------------
                                               2001           2000         1999             2001           2000            1999
                                            -----------   -----------   -----------      ------------   ------------   ------------
OPERATIONS
  Net investment income (loss) ..........   $   576,636   $   616,911   $   (59,622)     $   (825,997)  $ (1,180,516)  $   (453,900)
  Capital gains distributions received ..             0        24,944             0         1,880,687     30,686,678      6,522,518
  Realized gain (loss) on shares redeemed        36,599        44,983        35,517       (30,303,947)     2,706,746      6,738,415
  Net change in unrealized gain (loss)
    on investments ......................       120,708       318,275      (311,189)      (12,056,705)   (81,921,624)    29,898,188
                                            -----------   -----------   -----------      ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
 FROM OPERATIONS ........................       733,943     1,005,113      (335,294)      (41,305,962)   (49,708,716)    42,705,221
                                            -----------   -----------   -----------      ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ...........       558,383       441,505       192,491        47,964,876     48,284,668     30,287,545
  Policy Loans ..........................      (186,766)     (156,555)     (224,184)       (4,866,256)    (8,584,646)    (4,044,172)
  Policy Loan Repayments and Interest ...       338,014       338,722       370,007         3,595,600      3,292,236      1,878,823
  Surrenders, Withdrawals and Death
   Benefits .............................      (742,813)     (531,108)     (724,521)      (11,086,810)    (7,023,561)    (3,757,076)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....     2,720,203      (948,550)      259,745        (6,839,104)    68,964,610     55,494,343
  Administrative and Other Charges ......      (314,135)     (265,413)     (309,097)      (17,276,404)   (15,272,165)    (7,124,250)
                                            -----------   -----------   -----------      ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ...........     2,372,886    (1,121,399)     (435,559)       11,491,902     89,661,142     72,735,213
                                            -----------   -----------   -----------      ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS .........................     3,106,829      (116,286)     (770,853)      (29,814,060)    39,952,426    115,440,434


NET ASSETS
  Beginning of year .....................     9,255,328     9,371,614    10,142,467       218,196,124    178,243,698     62,803,264
                                            -----------   -----------   -----------      ------------   ------------   ------------
  End of year ...........................   $12,362,157   $ 9,255,328   $ 9,371,614      $188,382,064   $218,196,124   $178,243,698
                                            ===========   ===========   ===========      ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                 A13

--------------------------------------------
                   Small
                Capitalization
                    Stock
                  Portfolio
--------------------------------------------
    2001            2000            1999
------------    ------------    ------------


$    (30,371)   $    (23,354)   $   (126,214)
   4,837,912       1,528,426         389,215
     (58,755)         68,742         (52,227)

  (2,905,868)      1,740,263       2,341,904




   1,842,918       3,314,077       2,552,678



   1,597,491       1,252,614         835,244
  (1,059,347)     (1,036,683)       (674,561)
     832,602         506,755         553,386

  (1,601,779)       (975,233)       (768,497)

   3,868,699       9,233,573       1,166,090
  (1,014,122)       (715,373)       (555,522)




   2,623,544       8,265,653         556,140



   4,466,462      11,579,730       3,108,818


  35,475,606      23,895,876      20,787,058
$ 39,942,068    $ 35,475,606    $ 23,895,876

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A14

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                                DECEMBER 31, 2001

NOTE 1: GENERAL

        Pruco Life Variable Appreciable Account (the "Account") was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of purchases of Pruco Life's Variable Appreciable Life ("VAL") contracts and Pruco Life's Variable Universal Life ("VUL") contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life contracts. Each contract offers the option to invest in various subaccounts, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). Options available to the VAL contracts which invest in a corresponding portfolio of the Series Fund are: Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

        New sales of the VAL product which invest in the Account were discontinued as of May 1, 1992. However, premium payments made by current VAL contract owners will continue to be received by the Account.


NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        INVESTMENTS--The investments in shares of the Series Fund are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

        SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                       A15

NOTE 3: INVESTMENT INFORMATION FOR PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

        The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2001 were as follows:

                                                                       PORTFOLIOS
                                          ----------------------------------------------------------------------------------

                                             Money         Diversified                         Flexible         Conservative
                                             Market          Bond               Equity          Managed           Balanced
                                          ------------    ------------        ------------   --------------     ------------
        Number of shares (rounded):         34,983,908       9,747,451          34,319,937       64,634,887       37,958,772
        Net asset value per share:        $      10.00    $      11.36        $      20.49   $        14.79     $      13.69
        Cost:                             $349,839,083    $107,641,586        $773,799,328   $1,013,860,757     $534,779,276


                                                                PORTFOLIOS (Continued)
                                          ----------------------------------------------------------------------------------

                                           High Yield         Stock                              Natural
                                             Bond             Index              Value          Resources          Global
                                          ------------    ------------        ------------   --------------     ------------
        Number of shares (rounded):         22,813,925      10,936,679           7,049,756        1,573,909        9,761,507
        Net asset value per share:        $       5.40    $      31.64        $      17.91   $        19.11     $      15.29
        Cost:                             $146,960,589    $336,065,149        $127,201,733   $   26,930,543     $184,228,276


                                                       PORTFOLIOS (Continued)
                                          -------------------------------------------------
                                           Government      Prudential            Small
                                             Income         Jennison         Capitalization
                                          ------------    ------------       --------------
        Number of shares (rounded):          1,008,333      10,144,430           2,580,237
        Net asset value per share:        $      12.26    $      18.57        $     15.48
        Cost:                             $ 11,798,095    $237,933,043        $38,512,763

                                            A16

NOTE 4: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges, at an effective annual rate of up to 0.60% for VAL contracts, and 0.90% for VUL contracts are applied daily against the net assets held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on VUL contracts but reserves the right to make the full 0.90% charge.

        B. Deferred Sales Charge

           A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

        C. Partial Withdrawal Charge

           A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 of 2% will be made in connection with each partial withdrawal of the cash surrender value of a contract.

        D. Expense Reimbursement

           The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of VAL's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund.

        E. Cost of Insurance and Other Related Charges

           Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk.


NOTE 5: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                       A17

NOTE 6: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                                                     SUBACCOUNTS
                                  -------------------------------------------------------------------------------------
                                                  Money Market                           Diversified Bond
                                                   Portfolio                                 Portfolio
                                  ------------------------------------------   ----------------------------------------
                                     2001            2000           1999          2001         2000             1999
                                  -----------     -----------    -----------   ----------   ----------      -----------
Contract Owner Contributions:     485,833,820     532,634,304    688,439,469   14,897,197   14,641,128       18,867,479
Contract Owner Redemptions:      (517,434,307)   (528,113,809)  (501,235,815)  (6,969,611)  (6,060,817)     (13,957,645)


                                                                SUBACCOUNTS (Continued)
                                  -------------------------------------------------------------------------------------
                                                    Equity                               Flexible Managed
                                                   Portfolio                                 Portfolio
                                  ------------------------------------------   ----------------------------------------
                                     2001            2000           1999          2001         2000             1999
                                  -----------     -----------    -----------   ----------   ----------      -----------
Contract Owner Contributions:     35,225,616      39,941,680     17,583,983     23,442,217   22,697,791      18,092,420
Contract Owner Redemptions:      (34,231,350)    (43,175,201)   (21,980,273)   (30,456,261) (37,766,563)    (33,917,508)


                                                                SUBACCOUNTS (Continued)
                                  -------------------------------------------------------------------------------------
                                            Conservative Balanced                         High Yield Bond
                                                   Portfolio                                 Portfolio
                                  ------------------------------------------   ----------------------------------------
                                     2001            2000           1999          2001         2000             1999
                                  -----------     -----------    -----------   ----------   ----------      -----------
Contract Owner Contributions:     15,894,495      16,329,684     14,980,379    55,489,870    6,512,392      11,122,173
Contract Owner Redemptions:      (20,537,733)    (23,390,485)   (22,112,313)   (5,708,106)  (5,894,718)     (9,085,397)


                                                                SUBACCOUNTS (Continued)
                                  -------------------------------------------------------------------------------------
                                                 Stock Index                                Value
                                                 Portfolio                                  Portfolio
                                  ------------------------------------------   ----------------------------------------
                                     2001            2000           1999          2001           2000          1999
                                  -----------     -----------    -----------   ----------     ----------    -----------
Contract Owner Contributions:    105,881,794     98,826,586     108,072,695     115,148,472    38,487,390    10,044,553
Contract Owner Redemptions:      (90,367,112)    (80,470,275)   (81,305,298)   (109,597,263)  (33,937,765)  (8,957,622)


                                                                SUBACCOUNTS (Continued)
                                  -------------------------------------------------------------------------------------
                                               Natural Resources                             Global
                                                  Portfolio                                 Portfolio
                                  ------------------------------------------   ----------------------------------------
                                     2001            2000           1999          2001           2000          1999
                                  -----------     -----------    -----------   ----------     ----------    -----------
Contract Owner Contributions:     1,834,854       1,869,279      1,779,398      156,987,750    126,724,685  114,173,237
Contract Owner Redemptions:      (1,761,616)     (1,320,814)    (2,829,650)    (154,065,953)  (113,761,479) (82,857,290)


                                                                SUBACCOUNTS (Continued)
                                  -------------------------------------------------------------------------------------
                                                Government Income                         Prudential Jennison
                                                   Portfolio                                  Portfolio
                                  ------------------------------------------   ----------------------------------------
                                     2001            2000           1999          2001           2000          1999
                                  -----------     -----------    -----------   ----------     ----------    -----------
Contract Owner Contributions:    1,795,167          567,772      1,010,008     108,569,967  118,181,750      204,117,698
Contract Owner Redemptions:       (827,982)      (1,104,642)    (1,221,190)    (99,973,501) (91,168,292)    (175,266,138)


                                          SUBACCOUNTS (Continued)
                                  -----------------------------------------
                                           Small Capitalization
                                                  Portfolio
                                  ------------------------------------------
                                     2001            2000           1999
                                  -----------     -----------    -----------

Contract Owner Contributions:     3,954,336       6,447,396      4,136,996
Contract Owner Redemptions:      (2,772,179)     (2,490,570)    (3,825,011)

                                      A18

NOTE 7: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2001 were as follows:


                                                                       PORTFOLIOS
                                   ---------------------------------------------------------------------------------------

                                       Money           Diversified                            Flexible       Conservative
                                       Market             Bond             Equity             Managed         Balanced
                                   -------------      -------------     -------------       ------------    --------------
Purchases ....................     $ 562,391,774      $  17,527,358      $ 32,320,147        $  6,516,721    $   5,866,885
Sales ........................     $(602,643,927)     $  (3,880,528)     $(62,701,766)       $(57,379,484)   $ (33,284,698)


                                                                    PORTFOLIOS (Continued)
                                   ---------------------------------------------------------------------------------------

                                     High Yield          Stock                                Natural
                                       Bond              Index              Value             Resources         Global
                                   -------------      -------------     -------------       ------------    --------------
Purchases ....................     $  55,465,912      $ 136,488,957     $ 172,180,482        $  3,236,605    $ 209,730,964
Sales ........................     $  (5,429,484)     $(119,111,924)    $(162,770,724)       $ (2,876,724)   $(207,724,902)


                                        PORTFOLIOS (Continued)
                                   ---------------------------------------------------
                                                                            Small
                                    Government         Prudential       Capitalization
                                      Income            Jennison           Stock
                                   -------------      -------------     --------------

Purchases ....................     $   2,978,239      $ 141,354,823     $   3,885,094
Sales ........................     $    (668,700)     $(131,016,930)    $  (1,478,910)

NOTE 8: RELATED PARTY TRANSACTIONS

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.


                                      A19

Note 9: Financial Highlights

        Pruco Life sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest return. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 1.


                                                  At December 31,                      For the year ended December 2001 31, 2001
                                      -----------------------------------------   --------------------------------------------------
                                                                                  Investment*
                                       Units      Unit Fair Value    Net Assets     Income      Expense Ratio**     Total Return***
                                       (000s)    Lowest to Highest      (000s)       Ratio     Lowest to Highest   Lowest to Highest
                                      -------    ------------------  ----------   -----------  -----------------  ------------------
Money Market Portfolio ............   261,936    1.25552 To 2.19874    $349,839      4.02%       0.57% To 0.60%     3.48% To   3.51%

Diversified Bond Portfolio ........    46,789    1.31342 To 3.47473    $110,731      6.21%       0.56% To 0.60%     6.34% To   6.38%

Equity Portfolio ..................   116,535    1.37832 To 7.32260    $703,216      0.83%       0.50% To 0.60%   -11.71% To -11.62%

Flexible Managed Portfolio ........   215,067    1.26663 To 4.71001    $955,950      3.75%       0.35% To 0.60%    -6.24% To  -6.01%

Conservative Balanced Portfolio ...   140,725    1.28828 To 4.00354    $519,656      3.40%       0.40% To 0.60%    -2.60% To  -2.41%

High Yield Bond Portfolio .........   105,850    1.03945 To 2.24949    $123,195     12.19%       0.60% To 0.60%    -1.04% To  -1.03%

Stock Index Portfolio .............   138,625    1.60022 To 4.90359    $346,037      1.02%       0.60% To 0.60%   -12.57% To -12.57%

Value Portfolio ...................    38,853    1.68979 To 5.26628    $126,261      1.57%       0.60% To 0.60%    -2.66% To  -2.66%

Natural Resources Portfolio .......     7,827    3.84290 To 3.84290     $30,077      2.59%       0.60% To 0.60%   -10.62% To -10.62%

Global Portfolio ..................   104,124    1.33447 To 1.73500    $149,253      0.35%       0.60% To 0.60%   -18.11% To -18.11%

Government Income Portfolio .......     4,941    2.50199 To 2.50199     $12,362      6.03%       0.60% To 0.60%     7.42% To   7.42%

Prudential Jennison Portfolio .....    91,199    1.66508 To 2.40452    $188,382      0.17%       0.60% To 0.60%   -18.74% To -18.74%

Small Capitalization Portfolio ....    17,358    2.30107 To 2.30107    $ 39,942      0.51%       0.60% To 0.60%     4.92% To   4.92%

----------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2001.


                                      A20

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Variable Appreciable Life Subaccounts of
Pruco Life Variable Appreciable Account
and the Board of Directors of the
Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Appreciable Life Subaccounts (as defined in Note 1) of Pruco Life Variable Appreciable Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.






PricewaterhouseCoopers LLP
New York, New York
April 15, 2002


                                       A21

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  2001               2000
                                                                            -----------------  -----------------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2001: $3,935,472;
       2000:$3,552,244)                                                        $ 4,024,893       $  3,561,521
     Held to maturity, at amortized cost (fair value, 2000: $320,634)                    -            324,546
Equity securities - available for sale, at fair value (cost, 2001: $173;
  2000: $13,446)                                                                       375             10,804
Commercial loans on real estate                                                      8,190              9,327
Policy loans                                                                       874,065            855,374
Short-term investments                                                             215,610            202,815
Other long-term investments                                                         84,342             83,738
                                                                                ----------       ------------
               Total investments                                                 5,207,475          5,048,125
Cash and cash equivalents                                                          374,185            453,071
Deferred policy acquisition costs                                                1,159,830          1,132,653
Accrued investment income                                                           77,433             82,297
Reinsurance recoverable                                                            300,697             31,568
Receivables from affiliates                                                         33,074             51,586
Other assets                                                                        20,134             29,445
Separate Account assets                                                         14,920,584         16,230,264
                                                                                ----------       ------------
TOTAL ASSETS                                                                   $22,093,412       $ 23,059,009
                                                                               ===========       ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                $ 3,947,690       $  3,646,668
Future policy benefits and other policyholder liabilities                          808,230            702,862
Cash collateral for loaned securities                                              190,022            185,849
Securities sold under agreements to repurchase                                      80,715            104,098
Income taxes payable                                                               266,096            235,795
Other liabilities                                                                  228,596            120,891
Separate Account liabilities                                                    14,920,584         16,230,264
                                                                                ----------       ------------
Total liabilities                                                               20,441,933         21,226,427
                                                                                ----------       ------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                       2,500              2,500
Paid-in-capital                                                                    466,748            466,748
Retained earnings                                                                1,147,665          1,361,924

Accumulated other comprehensive income (loss):
    Net unrealized investment gains                                                 34,718              4,730
    Foreign currency translation adjustments                                          (152)            (3,320)
                                                                                ----------       ------------
Accumulated other comprehensive income                                              34,566              1,410
                                                                                ----------       ------------
Total stockholder's equity                                                       1,651,479          1,832,582
                                                                                ----------       ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                      $22,093,412       $ 23,059,009
                                                                               ===========       ============

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                 2001                2000               1999
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                    $   90,868         $   121,921        $    98,976
Policy charges and fee income                                  490,185             474,861            414,425
Net investment income                                          343,638             337,919            276,821
Realized investment losses, net                                (60,476)            (20,679)           (32,545)
Asset management fees                                            7,897              71,160             60,392
Other income                                                     4,962               2,503              1,397
                                                            ----------         -----------        -----------

Total revenues                                                 877,074             987,685            819,466
                                                            ----------         -----------        -----------

BENEFITS AND EXPENSES

Policyholders' benefits                                        256,080             248,063            205,042
Interest credited to policyholders' account balances           195,966             171,010            136,852
General, administrative and other expenses                     382,701             410,684            392,041
                                                            ----------         -----------        -----------

Total benefits and expenses                                    834,747             829,757            733,935
                                                            ----------         -----------        -----------

Income from operations before income taxes                      42,327             157,928             85,531
                                                            ----------         -----------        -----------

Income tax (benefit) provision                                 (25,255)             54,432             29,936
                                                            ----------         -----------        -----------

NET INCOME                                                      67,582             103,496             55,595
                                                            ----------         -----------        -----------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment                                29,988              33,094            (38,266)

     Foreign currency translation adjustments                    3,168                (993)              (742)
                                                            ----------         -----------        -----------

Other comprehensive income (loss)                               33,156              32,101            (39,008)
                                                            ----------         -----------        -----------

TOTAL COMPREHENSIVE INCOME                                  $  100,738         $   135,597        $    16,587
                                                            ===========        ============       ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                   Accumulated
                                                                                      other             Total
                                       Common        Paid-in-        Retained     comprehensive     stockholder's
                                    Common stock     capital         earnings     income (loss)        equity
                                    ------------     --------        --------     -------------     --------------
Balance, January 1, 1999              $   2,500    $  439,582     $  1,202,833     $      8,317      $   1,653,232

Net income                                    -             -           55,595                -             55,595

Change in foreign
currency translation
adjustments, net of taxes                     -             -                -             (742)              (742)

Change in net unrealized
investment losses, net of
reclassification adjustment and
taxes                                         -             -                -          (38,266)           (38,266)
                                      ---------    ----------     ------------     ------------      -------------

Balance, December 31, 1999                2,500       439,582        1,258,428          (30,691)         1,669,819

Net income                                    -             -          103,496                -            103,496

Contribution from Parent                      -        27,166                -                -             27,166

Change in foreign
currency translation
adjustments, net of taxes                     -             -                -             (993)              (993)

Change in net unrealized
investment losses, net of
reclassification adjustment and
taxes                                         -             -                -           33,094             33,094
                                      ---------    ----------     ------------     ------------      -------------

Balance, December 31, 2000
                                          2,500       466,748        1,361,924            1,410          1,832,582

Net income                                    -             -           67,582                -             67,582

Policy credits issued to eligible
policyholders                                 -             -         (128,025)               -           (128,025)

Dividends to Parent                           -             -         (153,816)               -           (153,816)

Change in foreign currency
translation adjustments, net of
taxes                                         -             -                -            3,168              3,168


Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                          -             -                -           29,988             29,988

                                      ---------    ----------     ------------     ------------      -------------
Balance, December 31, 2001            $   2,500    $  466,748     $  1,147,665     $     34,566      $   1,651,479
                                      =========    ==========     ============     ============      =============


                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                   2001             2000            1999
                                                             --------------     -----------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                   $       67,582     $   103,496     $     55,595
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                  (54,970)        (72,275)         (83,961)
     Interest credited to policyholders' account balances           195,966         171,010          136,852
     Realized investment losses, net                                 60,476          20,679           32,545
     Amortization and other non-cash items                          (49,594)        (48,141)          75,037
     Change in:
         Future policy benefits and other policyholders'            105,368          73,340          100,743
         liabilities
         Accrued investment income                                    4,864         (13,380)          (7,803)
         Receivable from/Payable to affiliate                        18,512         (24,907)         (66,081)
         Policy loans                                               (40,645)        (63,022)         (25,435)
         Deferred policy acquisition costs                         (100,281)        (69,868)        (201,072)
         Income taxes payable/receivable                             38,839          90,195          (47,758)
         Other, net                                                 (38,114)         51,011           18,974
                                                             --------------     -----------     ------------
Cash Flows From (Used in) Operating Activities                      208,003         218,138          (12,364)
                                                             --------------     -----------     ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                 2,653,798       2,273,789        3,076,848
               Held to maturity                                           -          64,245           45,841
         Equity securities                                              482           1,198            5,209
         Commercial loans on real estate                              1,137           1,182            6,845
         Other long-term investments                                      -          15,039              385
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                (2,961,861)     (2,782,541)      (3,452,289)
               Held to maturity                                           -               -          (24,170)
         Equity securities                                             (184)        (11,134)          (5,110)
         Other long-term investments                                   (130)         (6,917)         (39,094)
     Cash collateral for loaned securities, net                       4,174          98,513           14,000
     Securities sold under agreement to repurchase, net             (23,383)         82,947          (28,557)
     Short-term investments, net                                    (12,766)       (118,418)          92,199
                                                             --------------     -----------     ------------
Cash Flows Used In Investing Activities                            (338,733)       (382,097)        (307,893)
                                                             --------------     -----------     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account deposits                              1,456,668       2,409,399        3,457,158
     Policyholders' account withdrawals                          (1,313,300)     (1,991,363)      (3,091,565)
     Cash dividend to Parent                                        (26,048)              -                -
     Cash provided to affiliate                                     (65,476)              -                -
                                                             --------------     -----------     ------------
Cash Flows (Used in) From Financing Activities                       51,844         418,036          365,593
                                                             --------------     -----------     ------------
     Net increase in Cash and cash equivalents                      (78,886)        254,077           45,336
     Cash and cash equivalents, beginning of year                   453,071         198,994          153,658
                                                             --------------     -----------     ------------
CASH AND CASH EQUIVALENTS, END OF YEAR                       $      374,185     $   453,071     $    198,994
                                                             ==============     ===========     ============

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                            $      (46,021)    $   (14,832)    $     55,144
                                                             --------------     -----------     ------------
NON-CASH TRANSACTIONS DURING THE YEAR
     Dividend paid with fixed maturities                     $       81,952     $         -     $          -
                                                             --------------     -----------     ------------
     Taiwan branch dividend paid with net assets/liabilities $       45,816     $         -     $          -
                                                             --------------     -----------     ------------
     Policy credits issued to eligible policyholders         $      128,025     $         -     $          -
                                                             --------------     -----------     ------------
     Contribution from Parent                                $            -     $    27,166     $          -
                                                             --------------     -----------     ------------

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") in the District of Columbia, Guam and in all states and territories except New York. The Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Footnote 14.

The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000 or 1999.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. (the "Holding Company"). The demutualization was completed in accordance with Prudential's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2000, a capital contribution of $27.2 million resulted from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Commercial loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred policy acquisition costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset Management Fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products (refer to Note 14). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 11 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment for such instruments.

Income Taxes
The Company and its subsidiary are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have an effect on the results of operations of the Company.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. As of December 31, 2001, The Company does not have any goodwill or intangible assets.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not considered to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                              2001
                                                 ---------------------------------------------------------------
                                                                    Gross             Gross
                                                 Amortized        Unrealized        Unrealized      Estimated
                                                    Cost            Gains             Losses        Fair Value
                                                 -------------   --------------   --------------  --------------
                                                                         (In Thousands)
Fixed Maturities Available For Sale
U.S. Treasury Securities and Obligations of
     U.S. Government Corporations and
     Agencies                                     $ 303,606        $   1,496         $  1,648      $  303,454

Foreign Government Bonds                             27,332            2,122                -          29,454

Corporate Securities                              3,594,386          116,186           28,834       3,681,738

Mortgage-backed Securities                           10,148              160               61          10,247

                                                 ----------        ---------         --------      ----------
Total Fixed Maturities Available For Sale        $3,935,472        $ 119,964         $ 30,543      $4,024,893
                                                 ==========        =========         ========      ==========

Equity Securities Available For Sale             $      173        $     220         $     18      $      375
                                                 ==========        =========         ========      ==========

                                                                              2000
                                                  --------------------------------------------------------------
                                                                    Gross             Gross
                                                  Amortized       Unrealized       Unrealized       Estimated
                                                    Cost            Gains            Losses         Fair Value
                                                 --------------   ------------   --------------   --------------
                                                                        (In Thousands)
  Fixed Maturities Available For Sale
  U.S. Treasury Securities and Obligations of
       U.S. Government Corporations and
       Agencies                                   $  309,609        $ 7,888          $    17       $  317,480

  Foreign Government Bonds                           136,133          8,093              520          143,706

  Corporate Securities                             3,075,023         43,041           49,538        3,068,526

  Mortgage-backed Securities                          31,479            330                0           31,809

                                                  ----------        -------          -------       ----------
  Total Fixed Maturities Available For Sale       $3,552,244        $59,352          $50,075       $3,561,521
                                                  ==========        =======          =======       ==========

  Fixed Maturities Held To Maturity
  Corporate Securities                            $  324,546        $ 1,500          $ 5,412       $  320,634
                                                  ----------        -------          -------       ----------
  Total Fixed Maturities Held To Maturity         $  324,546        $ 1,500          $ 5,412       $  320,634
                                                  ==========        =======          =======       ==========

  Equity Securities Available For Sale            $   13,446        $   197          $ 2,839       $   10,804
                                                  ==========        =======          =======       ==========


Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2001 is shown below:

                                                         Available For Sale
                                               --------------------------------------
                                                  Amortized         Estimated Fair
                                                    Cost                 Value
                                               ---------------    -------------------
                                                         (In Thousands)

        Due in one year or less                 $   802,235            $   821,790

        Due after one year through five years     1,841,097              1,885,535

        Due after five years through ten years    1,026,709              1,045,693

        Due after ten years                         255,283                261,628

        Mortgage-backed securities                   10,148                 10,247
                                                -----------            -----------

        Total                                   $ 3,935,472            $ 4,024,893
                                                ===========            ===========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2001, 2000, and 1999, were $2,380.4 million, $2,103.6 million, and $2,950.4 million, respectively. Gross gains of $40.3 million, $15.3 million, $13.1 million, and gross losses of $47.7 million, $33.9 million, and $31.1 million, were realized on those sales during 2001, 2000, and 1999, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2001, 2000, and 1999, were $273.4 million, $170.2 million, and $126.5 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $53.5 million, $12.3 million, and $11.2 million, for the years 2001, 2000 and 1999, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. The aggregate amortized cost of the securities was $324.5 million. Unrealized investment losses of $2.5 million, net of tax were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million. Gross unrealized investment losses of $0.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the year ended December 31, 1999, there were no securities classified as held to maturity that were transferred. During the years ended December 31, 2001, 2000, and 1999, there were no securities classified as held to maturity that were sold.

Commercial Loans on Real Estate
The Company's commercial loans on real estate were collateralized by the following property types at December 31:

                                                        2001                            2000
                                             --------------------------      -------------------------
                                                                  (In Thousands)

         Retail Stores                           $  4,623      56.4%             $  5,615     60.2%

         Industrial Buildings                       3,567      43.6%                3,712     39.8%

                                             --------------------------      -------------------------
               Net Carrying Value                $  8,190     100.0%             $  9,327    100.0%
                                             ==========================      =========================

The concentration of commercial loans are in the states of Washington (47%), New Jersey (44%), and North Dakota (9%).

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Special Deposits and Restricted Assets
Fixed maturities of $2.9 million and $8.0 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million at December 31, 2001 and 2000, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $84.3 million and $83.7 million as of December 31, 2001 and 2000, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $35.8 million and $34.3 million at December 31, 2001 and 2000, respectively. The Company's share of net income from the joint ventures was $1.6 million, $.9 million, and $.3 million, for the years ended December 31, 2001, 2000 and 1999, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $44.0 million and $46.9 million at December 31, 2001 and 2000, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                              2001                2000              1999
                                                          ----------------   -----------------  ----------------
                                                                              (In Thousands)

  Fixed Maturities - Available For Sale                    $    279,477       $    237,042      $    188,236
  Fixed Maturities - Held To Maturity                                 -             26,283            29,245
  Equity Securities - Available For Sale                             71                 18                 -
  Commercial Loans On Real Estate                                   905              1,010             2,825
  Policy Loans                                                   48,149             45,792            42,422
  Short-Term Investments and Cash Equivalents                    24,253             29,582            19,208
  Other                                                           6,021             16,539             4,432
                                                          ----------------   -----------------  ----------------
  Gross Investment Income                                       358,876            356,266           286,368
       Less:  Investment Expenses                               (15,238)           (18,347)           (9,547)
                                                          ----------------   -----------------  ----------------
  Net Investment Income                                   $     343,638       $    337,919      $    276,821
                                                          ================   =================  ================


Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                                2001                2000               1999
                                                          ----------------   -----------------  -----------------
                                                                               (In Thousands)

  Fixed Maturities - Available For Sale                     $    (60,924)      $    (34,600)     $    (29,192)
  Fixed Maturities - Held To Maturity                                  -               (212)              102
  Equity Securities - Available For Sale                             (56)               271               392
  Derivatives                                                     (1,396)            15,039            (1,557)
  Other                                                            1,900             (1,177)           (2,290)
                                                          ----------------   -----------------  -----------------

  Realized Investment Losses, Net                           $    (60,476)      $    (20,679)     $    (32,545)
                                                          ================   =================  =================

Securities Pledged to Creditors
The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2001 and 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $265.2 million and $287.8 million, respectively.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                            Accumulated
                                                                                                               Other
                                                                                                           Comprehensive
                                                                                                           Income (Loss)
                                                               Deferred                      Deferred     Related To Net
                                            Unrealized          Policy      Policyholders'  Income Tax      Unrealized
                                           Gains(Losses)      Acquisition      Account      (Liability)     Investment
                                          On Investments         Costs         Balances       Benefit      Gains(Losses)
                                          ------------------ -------------  --------------  -----------   ---------------
                                                                            (In Thousands)
Balance, January 1, 1999                  $        25,169     $   (13,115)  $      2,680    $   (4,832)   $      9,902

Net investment gains(losses) on
investments arising during the period            (138,268)              -              -        47,785         (90,483)

Reclassification adjustment for
gains(losses) included in net income               28,698               -              -        (9,970)         18,728

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -          53,407              -       (16,283)         37,124

Impact of net unrealized investment
gains(losses) on policyholders' account                 -               -         (5,712)        2,077          (3,635)
balances
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 1999                        (84,401)         40,292         (3,032)       18,777         (28,364)

Net investment gains(losses) on
investments arising during the period              56,707               -              -       (21,539)         35,168

Reclassification adjustment for
gains(losses) included in net income               34,329               -              -       (13,039)         21,290

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -         (39,382)             -        14,177         (25,205)

Impact of net unrealized investment
gains(losses) on policyholders' account                 -               -          2,877        (1,036)          1,841
balances
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 2000                          6,635             910           (155)       (2,660)          4,730

Net investment gains(losses) on
investments arising during the period              22,007               -              -        (7,922)         14,085

Reclassification adjustment for
gains(losses) included in net income               60,980               -              -       (21,953)         39,027

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -         (41,223)             -        14,840         (26,383)

Impact of net unrealized investment
gains(losses) on policyholders' account
balances                                                -               -          5,092        (1,833)          3,259
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 2001                $        89,622    $    (40,313)   $     4,937    $  (19,528)   $     34,718
                                          ===============    ============    ============   ==========    =============

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                 2001             2000            1999
                                                                             (In Thousands)
Balance, Beginning of Year                                  $  1,132,653  $     1,062,785   $      861,713
Capitalization of Commissions, Sales and Issue Expenses          295,823          242,322          242,373
Amortization                                                    (156,092)        (129,049)         (96,451)
Change In Unrealized Investment (Gains) Losses                   (41,223)         (39,382)          53,407
Foreign Currency Translation                                       1,773           (4,023)           1,743
Transfer of Taiwan branch balance to an affiliated company       (73,104)               -                -
                                                            ------------  ---------------   --------------
Balance, End of Year                                        $  1,159,830  $     1,132,653   $    1,062,785
                                                            ============  ===============   ==============


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                             2001                2000
                                                           --------           ----------
                                                                   (In Thousands)
         Life Insurance - Domestic                         $500,974           $  429,825
         Life Insurance - Taiwan                            260,632              226,272
         Individual Annuities                                32,423               31,817
         Group Annuities                                     14,201               14,948
                                                           --------           ----------
                                                           $808,230           $  702,862
                                                           ========           ==========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.


The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate        Estimation Method
--------------------------------   ----------------------------   ----------------  --------------------------

Life Insurance - Domestic          Generally rates guaranteed     2.5% to 11.25%    Net level premium based
Variable and Interest-Sensitive    in calculating cash                              on non-forfeiture
                                   surrender values                                 interest rate

Life Insurance - Domestic Term     Best estimate plus a            6.5% to 6.75%    Net level premium plus a
Insurance                          provision for adverse                            provision for adverse
                                   deviation                                        deviation

Life Insurance - International     Generally the Taiwan            6.25% to 7.5%    Net level premium plus a
                                   standard table plus a                            provision for adverse
                                   provision for adverse                            deviation.
                                   deviation

Individual Annuities               Mortality table varies         6.25% to 11.0%    Present value of
                                   based on the issue year of                       expected future payments
                                   the contract. Current                            based on historical
                                   table (for 1998 & later                          experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group Annuities                    1950 & 1971 Group Annuity          14.75%        Present value of
                                   Mortality Table with                             expected future payments
                                   certain modifications                            based on historical
                                                                                    experience

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Policyholders' account balances at December 31, are as follows:


                                                          2001                     2000
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-Sensitive Life Contracts             $  1,976,710             $  1,886,714
         Individual Annuities                               976,237                  859,996
         Guaranteed Investment Contracts                    994,743                  899,958
                                                       ------------             ------------
                                                       $  3,947,690             $  3,646,668
                                                       ============             ============


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------

Interest Sensitive Life Contracts              3.0% to 6.75%              Various up to 10 years

Individual Annuities                           3.0% to 16.0%              0% to 7% for up to 9 years

Guaranteed Investment Contracts               4.32% to 8.03%              Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiary as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwanese business, are described further in
Note 14.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                          2001               2000              1999
                                                    ----------------   ----------------  ----------------
                                                                        (In Thousands)
       Domestic:
       Reinsurance premiums ceded - affiliated           $   (9,890)       $    (7,641)      $    (5,630)
       Reinsurance premiums ceded - unaffiliated            (13,399)            (2,475)                -
       Policyholders' benefits ceded                         10,803              3,558             3,140

       Taiwan after the transfer:
       Reinsurance premiums ceded -affiliated               (82,433)                 -                 -
       Policyholders' benefits ceded-affiliated              12,859                  -                 -

       Taiwan before the transfer:
       Reinsurance premiums ceded - affiliated                 (107)            (1,573)           (1,252)
       Reinsurance premiums ceded -unaffiliated                (167)            (2,830)           (1,745)
       Policyholders' benefits ceded                             71              1,914             1,088
       Reinsurance premiums assumed                             162              1,671             1,778


Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                              2001                 2000
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Domestic Life Insurance -                          $    11,014          $    8,765
         affiliated
         Domestic Life Insurance -                               14,850               2,037
         unaffiliated
         Other Reinsurance - affiliated                          14,201              14,948

         Taiwan Life Insurance-affiliated                       260,632                   -
         Taiwan Life Insurance-unaffiliated                           -               5,818
                                                            -----------          ----------
                                                            $   300,697          $   31,568
                                                            ===========          ==========

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                        2001                 2000                  1999
                                                        ----                 ----                  ----
                                                                        (In Thousands)

         Life Insurance Face Amount In Force        $  84,317,628         $ 66,327,999          $ 54,954,680
         Ceded To Other Companies                     (25,166,264)          (7,544,363)           (2,762,319)
                                                    -------------         ------------          ------------
         Net Amount of Life Insurance In Force      $  59,151,364         $ 58,783,636          $ 52,192,361
                                                    =============         ============          ============

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans
The Company had a non-contributory defined benefit pension plan that covered substantially all of its Taiwanese employees. The pension plan was transferred to an affiliate on January 31, 2001 as described in Note 14. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                                               2001                2000              1999
                                                           -----------         ------------       -----------
                                                                              (In Thousands)
     Current Tax Expense (Benefit):
        U.S.                                               $ (100,946)           $   8,588        $  (14,093)
        State and Local                                         1,866                   38               378
        Foreign                                                   124                   35                15
                                                           ----------            ---------        ----------
        Total                                                 (98,956)               8,661           (13,700)
                                                           ----------            ---------        ----------


     Deferred Tax Expense (Benefit):
        U.S.                                                   76,155               43,567            42,320
        State and Local                                        (2,454)               2,204             1,316
                                                           ----------            ---------        ----------
        Total                                                  73,701               45,771            43,636
                                                           ----------            ---------        ----------

      Total Income Tax Expense                             $  (25,255)          $   54,432        $   29,936
                                                           ==========           ==========        ==========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                              2001                2000               1999
                                                           ------------        -----------       -----------
                                                                              (In Thousands)

     Expected Federal Income Tax Expense                   $    14,814         $    55,275       $    29,936
         State and Local Income Taxes                             (382)              1,457             1,101
         Non taxable investment income                         (38,693)             (6,443)           (1,010)
         Incorporation of Taiwan Branch                         (1,774)                  -                 -
         Other                                                     780               4,143               (91)
                                                           -----------         -----------       -----------
         Total Income Tax Expense                          $   (25,255)        $    54,432       $    29,936
                                                           ===========         ===========       ===========

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8.  INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                               2001                    2000
                                                            ----------              ----------
                                                                      (In Thousands)
              Deferred Tax Assets
                   Insurance Reserves                       $   43,317              $  100,502
                   State Net Operating Losses                    5,642                   1,400
                   Other                                         9,309                   8,610
                                                            ----------              ----------
                   Deferred Tax Assets                          58,268                 110,512
                                                            ----------              ----------

              Deferred Tax Liabilities
                   Deferred Acquisition Costs                  324,082                 324,023
                   Net Unrealized Gains on Securities           32,264                   2,389
                   Investments                                  20,644                  19,577
                                                            ----------              ----------
                   Deferred Tax Liabilities                    376,990                 345,989
                                                            ----------              ----------

              Net Deferred Tax Liability                    $  318,722              $  235,477
                                                            ==========              ==========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiary will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, the Company and its subsidiary had no federal operating loss carryforwards for tax purposes. At December 31, 2001 and December 31, 2000, the Company had state operating loss carryforwards for tax purposes of $369 million and $91 million, which expire by 2021 and 2020, respectively.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.


9.  STATUTORY NET INCOME AND SURPLUS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $71.5 million, $(50.5) million, and $(82.3) million for the years ended December 31, 2001, 2000, and 1999, respectively. Statutory surplus of the Company amounted to $728.7 million and $849.6 million at December 31, 2001 and 2000, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $88 million, primarily relating to the recognition of deferred tax assets.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Commercial loans on real estate
The estimated fair value of the portfolio of commercial loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality loan.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                          2001                                 2000
                                           -----------------------------------    -------------------------------
                                               Carrying          Estimated            Carrying       Estimated
                                                Value            Fair Value            Value         Fair Value
                                           ----------------  -----------------    --------------- ---------------
                                                                        (In Thousands)
Financial Assets:
   Fixed Maturities:  Available For Sale     $ 4,024,893       $  4,024,893       $  3,561,521    $  3,561,521
   Fixed Maturities:  Held To Maturity                 -                  -            324,546         320,634
   Equity Securities                                 375                375             10,804          10,804
   Commercial Loans on Real Estate                 8,190             10,272              9,327          10,863
   Policy Loans                                  874,065            934,203            855,374         883,460
   Short-Term Investments                        215,610            215,610            202,815         202,815
   Cash and Cash Equivalents                     374,185            374,185            453,071         453,071
   Separate Account Assets                    14,920,584         14,920,584         16,230,264      16,230,264

Financial Liabilities:
   Investment Contracts                        2,003,265          2,053,259          1,762,794       1,784,767
   Cash Collateral for Loaned Securities         190,022            190,022            185,849         185,849
   Securities Sold Under Repurchase               80,715             80,715            104,098         104,098
   Agreements
   Separate Account Liabilities               14,920,584         14,920,584         16,230,264      16,230,264



11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Adoption of Statement of Financial Accounting Standards No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company.

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivatives may be held for trading purposes or held for purposes other than trading. All of the Company's derivatives are held for purposes other than trading.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative that does not qualify for hedge accounting. As of December 31, 2001, none of the Company's derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in fair value are included in earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings.

Types of Derivative Instruments

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in "Realized investment losses, net" in the Consolidated Statement of Operations. During the period that interest rate swaps are outstanding, net receipts or payments are include in" Net investment income" in the Consolidated Statement of Operations.

Futures and Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in "Realized investment losses, net."

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Pruco Life Insurance Company and Subsidiary


Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2001 and 2000. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.


                         Other than Trading Derivatives
                           December 31, 2001 and 2000
                                 (In Thousands)

                                                2001                                           2000
                            --------------------------------------------------------------------------------------------
                                              Estimated       Carrying                      Estimated       Carrying
                               Notional      Fair Value        Value         Notional       Fair Value        Value
Non-Hedge Accounting
---------------------------

Swap Instruments
Interest Rate
    Asset                        $   9,470       $    638        $    638      $   9,470        $    327       $    327
    Liability                            -              -               -              -               -              -
Currency
    Asset                           24,785          3,858           3,858              -               -              -
    Liability                            -              -               -              -               -              -
Future Contracts
US Treasury Futures
    Asset                           76,800            394             394        139,800           3,530          3,530
    Liability                       64,500            238             238         61,900           1,067          1,067

Hedge Accounting
---------------------------

Swap Instruments
Currency
    Asset                                -              -               -         28,326           1,633          2,155
    Liability                            -              -               -              -               -              -

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2001, 86% of notional consisted of interest rate derivatives, and 14% of notional consisted of foreign currency derivatives.


12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, Prudential and/or the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution until December 29, 2002.

During 2001, the Company received approval from the Arizona Department of Insurance to pay an extraordinary dividend to Prudential of $108 million.


14.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2001. The Company no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $647.2 million and $685.9 million at December 31, 2001 and December 31, 2000, respectively. The fees received related to the COLI policies were $7.0 million and $9.6 million for the years ending December 31, 2001 and 2000.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14.  RELATED PARTY TRANSACTIONS (continued)

Reinsurance
The Company currently has four reinsurance agreements in place with Prudential and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2001 or 2000. The fourth agreement, which is new for 2001, is described in the following paragraphs.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of the Holding Company.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential.

Premiums and benefits ceded for the period ending December 31, 2001 from the Taiwan coinsurance agreement were $82.4 million and $12.9 million, respectively.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2001 or December 31, 2000.

                        Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   PricewaterhouseCoopers LLP
   New York, New York
   February 21, 2002

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the variable Appreciable Life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life"s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 149 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.   PricewaterhouseCoopers LLP, independent accountants.

     2.   Clifford E. Kirsch, Esq.

     3.   Pamela A. Schiz, FSA, MAAA.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A. (1) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 5)

                (2) Not Applicable.

                (3) Distributing Contracts:


                    (a)  Distribution   Agreement   between   Pruco   Securities
                         Corporation and Pruco Life Insurance Company. (Note 6)

                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 6)

                    (c)  Schedules of Sales Commissions. (Note 6)


               (4)  Not Applicable.


               (5)  Variable Appreciable Life Insurance Contracts.

                    (a)  With fixed death benefit. (Note 6)

                    (b)  With variable death benefit. (Note 6)

                    (c)  Complaint   Notice  for  use  in  Texas  with  Variable
                         Appreciable Life Insurance Contracts. (Note 6)

                    (d)  Notice  giving  Information  for  Consumers  for use in
                         Illinois  with  Variable   Appreciable  Life  Insurance
                         Contracts. (Note 6)

                    (e)  Endorsement for  Misstatement of Age and/or Sex for use
                         in   Pennsylvania   with  Variable   Appreciable   Life
                         Insurance Contracts. (Note 6)

                    (f)  Revised Contract with fixed death benefit. (Note 6)

                    (g)  Revised Contract with variable death benefit. (Note 6)


               (6)  (a)  Articles  of  Incorporation  of  Pruco  Life  Insurance
                         Company, as amended October 19, 1993. (Note 5)

                    (b) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)

               (7)  Not Applicable.

               (8)  Not Applicable.

               (9)  Not Applicable.


               (10) (a)  Application   Form  for   Variable   Appreciable   Life
                         Insurance Contract. (Note 6)

                    (b) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 6)

               (11) Form of Notice of Withdrawal Right.  (Note 6)


               (12) Memorandum   describing   Pruco  Life  Insurance   Company's
                    issuance,   transfer,  and  redemption
                    procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 8)

               (13) Available Contract Riders.

                    (a)  Rider for Insured's Waiver of Premium Benefit. (Note 6)

                    (b)  Rider for Applicant's Waiver of Premium Benefit.  (Note
                         6)

                    (c)  Rider for Insured's Accidental Death Benefit. (Note 6)

                    (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 6)

                    (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 6)

                    (f)  Rider for Interim Term Insurance Benefit. (Note 6)

                    (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)

                    (h) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 6)

                    (i) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)

                    (j) Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 6)

                    (k) Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 6)


                    (l)  Rider defining Insured Spouse. (Note 3)

                    (m) Rider covering lack of Evidence of Insurability on a Child. (Note 3)

                    (n)  Rider modifying Waiver of Premium Benefit. (Note 3)


                    (o)  Rider to terminate a Supplementary Benefit. (Note 3)

                    (p)  Rider  providing  for  election  of  Variable   Reduced
                         Paid-up Insurance. (Note 6)

                    (q)  Rider to provide for exclusion of Aviation Risk.  (Note
                         6)

                    (r) Rider to provide for exclusion of Military Aviation Risk. (Note 6)

                    (s)  Rider to provide for exclusion for War Risk. (Note 6)


                    (t)  Endorsement  for  Contractual   Conversion  of  a  Term
                         Policy. (Note 3)

                    (u)  Endorsement for Conversion of a Dependent Child.  (Note
                         3)

                    (v) Endorsement for Conversion of Level Term Insurance Benefit on a Child. (Note 3)


                    (w) Endorsement providing for Variable Loan Interest Rate. (Note 6)

                    (x) Rider for Automatic Premium Loan for use in Maryland and Rhode Island. (Note 6)


                    (y) Certification guaranteeing Right to Convert for use in Virginia. (Note 3)


                    (z)  Endorsement for Increase in Face Amount. (Note 6)


                    (aa) Supplementary  Monthly  Renewable  Non-Convertible  One
                         Month  Term  Insurance


                         (i) for use with fixed death benefit Contract. (Note 6)

                         (ii) for use  with  variable  death  benefit  Contract.
                              (Note 6)

                    (bb) Rider   for   Term   Insurance   Benefit   on  Life  of
                         Insured-Decreasing Amount After Three Years. (Note 6)


                    (cc) Rider for Term  Insurance  Benefit  on Life of  Insured
                         Spouse-Decreasing Amount After Three Years. (Note 6)


                    (dd) Endorsement  for Contracts  issued in  connection  with tax-qualified pension plans. (Note 6)

                    (ee) Appreciable Plus Rider. (Note 6)


                    (ff) Living Needs Benefit Rider

                         (i)  for use in Florida. (Note 5)

                         (ii) for  use  in  all  approved  jurisdictions  except
                              Florida. (Note 5)

2.   See Exhibit 1.A.(5).

3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

4.   None.

5.   Not Applicable.

6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

7.   Powers of Attorney:


     (a) Vivian L. Banta, Richard J Carbone, Helen M. Galt, Jean D. Hamilton (Note 2)

     (b)  James J. Avery, Jr. (Note 7)

     (c)  William J. Eckert, IV, Ronald P. Joelson,  David R. Odenath, Jr. (Note
          9)


(Note     1)       Filed herewith.


(Note     2)       Incorporated by reference to  Post-Effective  Amendment No. 5 to Form S-6, Registration No. 33-85117, filed June 28, 2001 on behalf of the Pruco Life Variable Universal Account.


(Note     3)       Incorporated by reference to Post-Effective  Amendment No. 24 to Form S-6, Registration No. 2-80513, filed April 30, 1997 on behalf of the Pruco Life Variable Insurance Account.

(Note     4)       Incorporated  by  reference  to Form 10-Q,  Registration  No.
                   33-37587,  filed  August 15, 1997 on behalf of the Pruco Life
                   Insurance Company.


(Note     5)       Incorporated  by  reference  to Form  S-6,  Registration  No.
                   333-07451,  filed July 2,  1996,  on behalf of the Pruco Life
                   Variable Appreciable Account.


(Note     6)       Incorporated by reference to Post-Effective  Amendment No. 26 to this Registration Statement, filed April 29, 1997.

(Note     7)       Incorporated by reference to  Post-Effective  Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note     8)       Incorporated by reference to Post-Effective  Amendment No. 28 to this Registration Statement, filed April 29, 1999.

(Note     9)       Incorporated  by  reference  to Form  N-4,  Registration  No.
                   333-52754,  filed  December  26,  2000 on behalf of the Pruco
                   Life Flexible Premium Variable Annuity Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 22nd day of April, 2002.


(Seal)               Pruco Life Variable Appreciable Account
                                  (Registrant)

                        By: Pruco Life Insurance Company
                                   (Depositor)


Attest: /s/ Thomas C. Castano                By:    /s/ Andrew J. Mako
       -----------------------------            --------------------------------
            Thomas C. Castano                           Andrew J. Mako
            Assistant Secretary                         Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 31 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 22nd day of April, 2002.


       Signature and Title
       -------------------


/s/ *
--------------------------------------------
Vivian L. Banta
President, Chairperson and Director


/s/ *
--------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer

/s/ *
--------------------------------------------
James J. Avery, Jr.
Director


/s/ *
--------------------------------------------
Richard J. Carbone                              *By:   /s/ Thomas C. Castano
Director                                            ----------------------------
                                                           Thomas C. Castano
                                                          (Attorney-in-Fact)
/s/ *
--------------------------------------------
Helen M. Galt
Director

/s/ *
--------------------------------------------
Jean D. Hamilton
Director

/s/ *
--------------------------------------------
Ronald P. Joelson
Director


/s/ *
--------------------------------------------
David R. Odenath, Jr.
Director

                       Consent of Independent Accountants

We hereby consent to the use in this Registration Statement on Form S-6 (the "Registration Statement") of our report dated April 15, 2002, relating to the financial statements of the Pruco Life Variable Appreciable Account, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated February 21, 2002, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP


New York, New York
April 29, 2002

                                  EXHIBIT INDEX

     Consent of PricewaterhouseCoopers LLP, independent accountants.  Page II-6

3.   Opinion and Consent of Clifford E. Kirsch,  Esq.,  as to the     Page II-8
     legality of the securities being registered.

6.   Opinion  and  Consent  of Pam A.  Schiz,  FSA,  MAAA,  as to     Page II-9
     actuarial   matters   pertaining  to  the  securities  being
     registered.